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Managed by MTB Investment Advisors, Inc. -- www.mtbia.com

January 13, 2006

                                 CLASS A SHARES
MTB Maryland Municipal Bond Fund
MTB Virginia Municipal Bond Fund

[Logo of MTB Group of Funds]
Prospectus dated January 13, 2006

Introduction - Information Common to All Funds

Each portfolio (each, a Fund) of MTB Group of Funds (Trust) is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment advisor invests each Fund's assets in a way that the advisor believes will help a Fund achieve its goal. Still, investing in each Fund involves risk, and there is no guarantee that a Fund will achieve its goal. The investment advisor's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment advisor does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. How to Read this Prospectus

MTB Group of Funds is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares of the MTB Maryland Municipal Bond Fund and the MTB Virginia Municipal Bond Fund (Funds) that you should know before investing. Please read this prospectus and keep it for future reference.

MTB Funds o Are NOT FDIC Insured o Have No Bank Guarantee o May Lose Value

Managed by MTB Investment Advisors, Inc.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:
Contents
Fund Goals, Strategies, Risks and Performance
Bond Funds
Maryland Municipal Bond Fund          Symbol: ARMRX
                                      (Class A Shares);
Virginia  Municipal Bond Fund         Symbol: RSXIX
                                      (Class A Shares);
Principal Securities of the Funds
Other Investment Strategies
Specific Risks of Investing in the Funds
How Are Shares Priced?
How to Purchase, Redeem, and Exchange Shares
Account and Share Information
Who Manages the Funds?
Portfolio Managers
Financial Highlights
How to Obtain More Information About
MTB Group of Funds

FUND GOALS, STRATEGIES, RISKS AND PERFORMANCE

The Trust offers a total of 36 funds with various classes in separate prospectuses. Class A and Class B Shares have different expenses and other characteristics, allowing you to choose the class that suits your needs. You should consider the amount you want to invest, how long you plan to invest, how long you plan to have it invested, and whether you plan to make additional investments. This prospectus offers Class A Shares of the Fund. The Maryland Municipal Bond Fund offers B Shares in a separate prospectus.

The following pages describe the investment goals (objectives), strategies and principal risks of the Funds whose Class A Shares are offered by this prospectus. There can be no assurance that a Fund will achieve its goal. However, each Fund endeavors to do so by following the strategies and policies described in this prospectus.

The investment goal of each Fund may only be changed upon the approval of a majority of the outstanding Shares of the Fund which may be affected by the changes. Certain investment strategies may be changed without shareholder approval, although a Fund will provide shareholders with at least 60 days prior written notice of a change in its 80% investment policy.

Performance and Financial History of MTB Maryland Municipal Bond Fund

The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio, a portfolio of the ARK Funds pursuant to a reorganization (ARK Reorganization) which took place on August 22, 2003 (the Closing Date).

Prior to that date, MTB Maryland Municipal Bond Fund had no investment operations. Accordingly, the performance information provided in the prospectus for periods prior to the Closing Date is historical information for the ARK Maryland Tax-Free Portfolio. The ARK Maryland Tax-Free Portfolio was managed by Allied Investment Advisors, Inc. (AIA), which became a wholly-owned subsidiary of Manufacturers and Traders Trust Company (M&T Bank) on April 1, 2003, when M&T Bank Corporation acquired Allfirst Financial Inc., Allfirst Bank (AllFirst) and their affiliates. On August 22, 2003, the investment advisory operations of M&T Asset Management, a department of M&T Bank, which was the pre-Reorganization advisor to the Trust, were transferred to AIA (which was renamed MTB Investment Advisors, Inc.). Effective on that date, MTB Investment Advisors, Inc. (MTBIA) became the investment advisor to the Trust. The MTB Maryland Municipal Bond Fund has investment objectives and policies that are substantially similar to those of the ARK Maryland Tax-Free Portfolio, although MTB Maryland Municipal Bond Fund has different fee and expense arrangements than the ARK Maryland Tax-Free Portfolio.

Prior to August 15, 2003, MTB Group of Funds was known as Vision Group of Funds. Prior to August 11, 2000, Vision Group of Funds was known as Vision Group of Funds, Inc.

Performance

On the following pages is performance information for the MTB Maryland Municipal Bond Fund. This information gives you some indication of the risks of an investment in a Fund by comparing each Fund's performance with a broad measure of market performance. While past performance of a Fund does not necessarily predict future performance, the following information provides you with the historical performance information to assist you in analyzing how each Fund's investment risks may be balanced by their potential rewards. For more current performance information, call 800 836-2211. No performance for the Virginia Municipal Bond Fund is presented because Virginia Municipal Bond Fund is a newly-created Fund which has not yet commenced operations.
Bar Charts

The bar chart represents the (historical) calendar year performance of Class A Shares of the MTB Maryland Municipal Bond Fund without reflecting the applicable sales charge imposed on Class A Shares. If these charges or fees had been included, the return would have been lower. Following the bar chart is the year-to-date performance of Class A Shares through the most recent calendar quarter, again, without reflecting any applicable sales charge imposed on Class A Shares. Also provided is the best and worst calendar quarter performance for Class A Shares through the most recent calendar year.
Average Annual Total Return Tables

Following the bar chart is a performance table showing the Average Annual Total Return for Class A Shares, of the Fund as compared to an appropriate broad-based securities market index for certain periods ended December 31, 2004. The Fund's total return figures reflect the maximum sales charge that could apply. The market indices are unmanaged and are not adjusted for any sales charges, expenses or other fees the SEC requires to be reflected in a Fund's performance. You cannot invest directly in an index. Risks Common to the Funds

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

MTB MARYLAND MUNICIPAL BOND FUND
Cusip: 55376T569             Symbol: ARMRX         (Class A Shares)

Goal

Current income exempt from federal regular income tax and Maryland state and local income taxes.

Strategy

Under normal circumstances, the Fund invests its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income tax imposed by the State of Maryland and Maryland municipalities. The principal issuers of these securities are state and local governments and agencies located in Maryland, as well as the District of Columbia, Puerto Rico, and other U.S. territories and possessions. However, the income on these securities may be subject to the federal alternative minimum tax. The Fund is non-diversified, which means it can invest a larger percentage of assets in a small number of issuers. The Fund invests in investment grade municipal securities.

In selecting securities, the Fund's Advisor considers the future direction of interest rates and the shape of the yield curve, as well as credit quality and sector allocation issues. Sector allocation issues involve the relative attractiveness of rates and market opportunities in sectors such as general obligation or revenue bonds.
Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
o Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise.
o Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
o Call Risks. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.
o Tax Risks. Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
o Risks of Non-Diversification. The Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities.
o Maryland Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Maryland issuers. The economy of Maryland is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors.

Performance Information

Risk/Return Bar Chart

The graphic presentation here displayed consists of a bar chart representing the annual total returns of Maryland Municipal Bond Fund's Class A Shares as of the calendar year-end for each of the last eight years.


The `x' axis reflects the "% Total Return" beginning with "-4%" and increasing in increments of 2% up to "12%".


The "y" axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2004. The light gray shaded areas features eight distinct horizontal bars, each highlighted in white, and each visually representing by length the total return percentages for the calendar year stated directly at its end. The calculated total return percentage for the Fund for each calendar year is stated directly above each respective bar, for the calendar years 1997 through 2004. The percentages noted are: 8.11%, 5.46%, (3.54)%, 10.02%, 4.49%, 8.34%, 4.45%,
3.46%.


The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Performance Over 8 Years


Best Quarter
4.24%
(12/31/00)

Worst Quarter
(2.11)%
(6/30/04)

The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-end basis.

The total returns displayed for the Fund's Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the nine-month period from January 1, 2005 to September 30, 2005 was 1.83%.
Average Annual Total Return Table

The following table represents the Fund's Class A Shares Average Annual Total Returns, reduced to reflect applicable sales charges, for the calendar periods ended December 31, 2004. Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 10 Year Municipal Bond Index (LB10MB), Lehman Brothers 7 Year Municipal Bond Index (LB7MB), broad-based market indexes, and Lipper Other States Intermediate Municipal Debt Funds Average (LOSIMDFA). The LB10MB is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prerefunded bonds with maturities between eight and twelve years. The LB7MB is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prerefunded bonds with maturities between six and eight years. LOSIMDFA is a composite of mutual funds, designated by Lipper, Inc., with goals similar to the Fund's goals. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged, and it is not possible to invest directly in an index or average.

(For the periods ended December 31, 2004)
                                                                  Start of
                                1 Year        5 Years            Performance(1)
Class A Shares


Return Before Taxes              (1.17)%       5.16%          4.41%(3)




Return After Taxes on            (1.23)%       5.15%          4.35%(3)
Distributions(2)




Return After Taxes on
Distributions
and Sale of Fund Shares(2)        0.59%        5.02%          4.34%(3)




LB10MB                            4.15%        7.04%          6.31%





LB7MB                             3.15%        6.61%          5.91%




LOSIMDFA                          2.35%        5.37%          4.47%



(1) The Fund's Class A Shares start of performance date was November 18, 1996.

(2) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA and 401(k) plans.
(3) The start of performance date was November 18, 1996. Class A Shares of the Fund were offered beginning January 2, 1997. Performance results shown before that date are for the Fund's Institutional I Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund's Class A Shares. The Fund's Institutional I Shares, which are not offered by this prospectus, commenced operations on November 18, 1996. The Fund's Class A Shares annual returns would have been substantially similar to those of the Fund's Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

    Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards. Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares.
Shareholder Fees


Fees Paid Directly From Your Investment
                                             Class A



Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering       4.50%
price)



Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds, as             None(1)
applicable)




Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other
Distributions)
(as a percentage of offering price)          None




Redemption Fee (as a percentage of
amount redeemed, if applicable)              None



Exchange Fee                                 None



Annual Fund Operating Expenses


Expenses That are Deducted From Fund Assets
(as a percentage of average net assets)
                                       Class A


Management Fee(2)                      0.70%


Distribution (12b-1) Fee(2)            0.25%


Shareholder Services Fee(2)            0.25%


Other Expenses(2)                      0.24%


Total Annual Fund Operating Expenses
(before fee waivers and expense        1.44%
reimbursements)


Contractual Fee Waivers and            0.59%
Reimbursements of Fund Expenses (2)


Total Anticipated Annual Fund
Operating Expenses
(after contractual fee waivers and     0.85%
reimbursements)(2)


(1) For purchases over $1,000,000 or more, a 1% Contingent Deferred Sales Charge may be imposed if redeemed within 18 months of purchase where the purchase was made under an investment program where an investment professional received an advance payment on the transaction.

(2) The percentages shown are based on actual expenses incurred during the fiscal year ending April 30, 2005, adjusted for a contractual agreement to limit total operating expenses. The rate at which expenses are accrued during the fiscal period may not be constant and at any particular point, may be greater or less than the stated average percentage. The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and other fees (including the distribution (12b-1) and shareholder services fees) which it is otherwise entitled to receive and/or reimburse certain operating expenses of the Fund in order to limit the Fund's Class A Shares total operating expenses to not more than 0.85% of average daily net assets for the period commencing on January 6, 2006 and continuing through April 30, 2008 (or at least two years from the effective date of the proposed Reorganization with FBR Maryland Tax-Free Portfolio). As restated, the management fee, distribution 12b-1 fee and shareholder service fee paid by the Fund's Class A Shares (after the contractual waiver) were 0.50%, 0.11% and 0.00%, respectively, for the fiscal year ended April 30, 2005.


Example

This Example is intended to help you compare the cost of investing in the Fund's Class A Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A Shares operating expenses are shown in the table and remain the same.




Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Class A              1 Year       3 Years         5 Years            10 Years
Expenses assuming
redemption           $533          $768           $1,081             $1,969
Expenses assuming
no redemption        $533          $768           $1,081             $1,969



MTB VIRGINIA MUNICIPAL BOND FUND
Cusip: 55376V796             Symbol: RSXIX         (Class A Shares)
Goal

Current income exempt from federal regular income tax and Virginia state and local income taxes.
Strategy

Under normal circumstances, the Fund invests its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income tax imposed by the Commonwealth of Virginia and Virginia municipalities. The principal issuers of these securities are state and local governments and agencies located in Virginia, as well as the District of Columbia, Puerto Rico, and other U.S. territories and possessions. However, the income on these securities may be subject to the federal alternative minimum tax. The Fund is non-diversified, which means it can invest a larger percentage of assets in a small number of issuers. The Fund invests in investment grade municipal securities.

In selecting securities, the Fund's Advisor considers the future direction of interest rates and the shape of the yield curve, as well as credit quality and sector allocation issues. Sector allocation issues involve the relative attractiveness of rates and market opportunities in sectors such as general obligation or revenue bonds.
Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
o Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise.
o Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
o Call Risks. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.
o Tax Risks. Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
o Risks of Non-Diversification. The Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities.
o Virginia Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Virginia issuers. The economy of Virginia is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors.
Performance Information
A performance bar chart and total return information for the Fund will be provided after the Fund has commenced operations.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares.

Shareholder Fees

Fees Paid Directly From Your Investment
                                        Class A

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering            4.50%
price)

Maximum Deferred Sales Charge
(Load) (as a
percentage of original
purchase price or redemption
proceeds, as applicable)                None(1)

Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends (and other
Distributions) (as a percentage
of offering price)                      None

Redemption Fee (as a
percentage of amount,
redeemed if applicable)                 None

Exchange Fee                            None

Annual Fund Operating Expenses


Expenses That are Deducted From Fund Assets
(as a percentage of average net assets)
                                     Class A

Management Fee(2)                    0.70%


Distribution (12b-1)                 0.25%
Fee


Shareholder Services                 0.25%
Fee(2)


Other Expenses(2)                    1.24%


Total Annual Fund
Operating Expenses
(before fee waivers                  2.44%
and expense
reimbursements)
Contractual Fee
Waivers and
Reimbursements of                    1.54%
Fund Expenses(2)
Total Anticipated
Annual Fund
Operating Expenses
(after contractual                   0.90%
fee waivers and
reimbursements)(2)

(1) For purchases over $1,000,000 or more, a 1% Contingent Deferred Sales Charge may be imposed if redeemed within 18 months of purchase where the purchase was made under an investment program where an investment professional received and advance payment on the transaction.

(2) The percentages shown are based on
anticipated expenses through the fiscal period ending April 30, 2007, reflecting a contractual agreement to limit total operating expenses. The rate at which expenses are accrued during the fiscal period may not be constant and at any particular point, may be greater or less than the stated average percentage. The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and other fees (including the distribution (12b-1) and shareholder services fees) which it is otherwise entitled to receive and/or reimburse certain operating expenses of the Fund in order to limit the Fund's Class A Shares total operating expenses to not more than 0.90% of average daily net assets for the period commencing on January 6, 2006 and continuing through April 30, 2008 (or at least two years from the effective date of the proposed Reorganization with FBR Virginia Tax-Free Portfolio). As restated, the management fee, distribution 12b-1 and shareholder service fee paid by the Fund's Class A Shares (after the contractual waiver) will be 0.00%, 0.25% and 0.00%, respectively, for the fiscal year ending April 30, 2007. Total other expenses paid by the Fund (after the contractual waivers/reimbursements) are expected to be 0.65% for the fiscal period ending April 30, 2007.

Example

This Example is intended to help you compare the cost of investing in the Fund's Class A Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Class A                      1 Year                    3 Years
Expenses assuming
redemption                   $538                      $724

Expenses assuming
no redemption                $538                      $724

Principal Securities of the Funds

The principal securities of each of the Funds listed below are marked with an "X".

                                        Maryland
                                       Municipal              Virginia Municipal
                                       Bond Fund                  Bond Fund

Fixed Income Securities                    X                          X

Tax-Exempt Securities                      X                          X

General Obligation Bonds                   X                          X

Special Revenue Bonds                      X                          X

Tax Increment Financing                    X                          X
Bonds

Municipal Notes                            X                          X

Variable Rate Demand                       X
Instruments

Principal Securities of the Funds

The following list is a description of the principal securities in which the Funds may invest. More information on the principal and acceptable investments of the Funds is contained in the Funds' Statement of Additional Information. Fixed Income Securities

Fixed income securities (bonds) pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which a Fund may invest.

Tax-Exempt Securities

Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Interest income on such securities may be subject to the federal alternative minimum tax
(AMT) for individuals and corporations.

General Obligation Bonds

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

Tax Increment Financing Bonds

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

Municipal Notes

Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Variable Rate Demand Instruments




Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded.




Other Investment Strategies
Temporary Defensive Investments

The Funds may temporarily depart from their principal investment strategies by investing their assets in cash and shorter-term debt securities and similar obligations. They may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to fail to meet its investment objective and to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. Interest income from temporary investments may be taxable to shareholders as ordinary income.
Investment Ratings For Investment Grade Securities

The Advisor or sub-advisor will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor's or sub-advisor's credit assessment that the security is comparable to investment grade.
Specific Risks of Investing in The Funds
Interest Rate Risks

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.
Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy. Call Risks

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
Tax Risks

In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by Maryland Municipal Bond Fund and Virginia Municipal Bond Fund to their shareholders to be taxable.

Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

Income from Maryland Municipal Bond Fund and Virginia Municipal Bond Fund may be subject to the alternative minimum tax (AMT).
Risks Of Non-Diversification

Maryland Municipal Bond Fund and Virginia Municipal Bond Fund are non-diversified. Compared to diversified mutual funds, each of these Funds may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases a Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on a Fund's Share price and performance. Maryland Investment Risks

Maryland Municipal Bond Fund emphasizes investments in Maryland and is more subject to events that may adversely affect Maryland issuers compared to funds that invest in multiple states.

Maryland's economy is relatively diversified across the service, trade and government sectors. The high proportion of federal government jobs, which contributes to high wealth levels, made the state vulnerable to the recession and concurrent federal downsizing in the early 1990's; however, Maryland's economic growth rate has improved and is nearing the national average.
Virginia Investment Risks
Since the Fund invests primarily in issuers from Virginia, the Fund may be subject to additional risks compared to funds that invest in multiple states. Virginia's credit strength is based on its substantial resources, conservative financial and budget management, strong demographics and broad based economy. Virginia's economy has strong ties to government and defense-related industries, as well as high technology industries, trade and tourism. Any downturn in these industries may adversely affect the economy of the state.
Fund Expenses

Pursuant to an SEC exemptive order, the Funds are permitted to invest in shares of MTB money market funds as a means of managing uninvested cash. These investments will cause a duplication of expenses. The Advisor may waive certain fees in connection with these investments.

How Are Shares Priced?

The Trust offers seven classes of Shares: Class A Shares, Class B Shares, Class C Shares, Class S Shares, Institutional Shares, Institutional I Shares and Institutional II Shares. All Share classes have different sales charges and other expenses, which affect their performance. Each Share class represents interests in a single portfolio of securities. This prospectus relates only to Class A Shares. The differences between the classes relate to the timing and amount of asset-based sales charges and other expenses which an investor bears directly or indirectly as a shareholder. Contact your financial intermediary or call the MTB Group of Funds (MTB Funds) at 800-836-2211 for more information about Institutional Shares, Institutional I Shares, Institutional II Shares, Class B Shares, Class C Shares and Class S Shares.

The NAV of Shares of the Funds fluctuates and is generally based upon the market value of portfolio securities and other assets of the Fund. The NAV is determined at the end of regular trading of the NYSE, which is generally 4:00 p.m. (Eastern time) but may vary due to market circumstances or other reasons (NYSE Close) on each day the NYSE is open. Fixed income securities are generally valued according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at time of purchase may be valued at amortized cost.

A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Advisor determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when the Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

To the extent any fund invests in other investment companies, the prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Sales Charge When You Purchase Class A Shares

The Class A Shares of the Funds bear front-end sales charges. When the Funds receive your purchase request in proper form (as described in this prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge as is shown in the tables below.

Class A Shares of each Fund are sold at their NAV next determined after an order is received, plus a sales charge as follows:

                                    Sales Charge as a          Sales Charge as a
                                  Percentage of Public           Percentage of
Purchase Amount                      Offering Price                   NAV

Less than $100,000                        4.50%                      4.71%

$100,000 but less than                    3.75%                      3.90%
$250,000

$250,000 but less than                    3.00%                      3.09%
$500,000

$500,000 but less than $1                 2.00%                      2.04%
million

$1 million or greater*                    0.00%                      0.00%


Class A Shares NAV Commission Payments

Your investment professional is entitled to receive an advanced commission payment on sales of $1 million or more of Class A Shares of the Funds as follows:
                                                  Advance Commission
                                                  as a Percentage of
Purchase Amount                                  Public Offering Price

$1 million - $2,999,999.99                               0.75%

$3 million up to $4,999,999.99                           0.50%

Over $5 million                                          0.25%


The following reductions and eliminations of sales charges apply only to Class A Shares.

The sales charge at purchase may be reduced by:
o purchasing Shares in greater quantities to reduce the applicable sales charge (purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined);
o     combining concurrent purchases of Shares:
      - by you, your spouse, and your children under age 21; or
      - of the same share class of two or more MTB Funds (other than money market funds);
o accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or
o     signing a Letter of Intent (LOI) committing to purchase a certain dollar amount of the same class of Shares within a 13 month period to combine such purchases in calculating the sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the LOI, the custodian will release the Shares in escrow to your account. If you do not fulfill the LOI, the custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

The sales charge may be eliminated when you purchase Shares:
o by exchanging Shares from the same share class of another MTB Fund (other than a money market fund);
o through wrap accounts or other investment programs where you pay the investment professional directly for services;
o through investment professionals that receive no portion of the sales charge;
o as a current or retired/former Trustee, Director or employee of the Fund, the Advisor, the Distributor, the Sub-advisor and their affiliates, M&T Bank Corporation and their subsidiaries and the immediate family members of these individuals. (immediate family member is defined as any parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships of these people) because there are nominal sales efforts associated with their purchases;
o as an employee of a dealer which has a selling group agreement with the Distributor and consents to such purchases;
o as holders of the FBR Funds who receive Class A Shares of the corresponding MTB Fund in connection with the Reorganization or in connection with future purchases of Class A Shares of the corresponding MTB Fund with respect to those accounts created in connection with the Reorganization; or
o     as an investor referred by any sub-advisor to the Funds.

If your investment qualifies for a reduction or elimination of the sales charge, you or your financial intermediary must notify the Fund's Distributor, Edgewood Services Inc., or MTB Funds Shareholder Services at time of purchase. If the Distributor or MTB Funds Shareholder Services is not notified at the time of purchase, you may receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

Keep in mind that financial intermediaries may charge you additional fees for their services in connection with your Share transactions.
How to Purchase, Redeem, and Exchange Shares

When the NYSE is open for business, you may purchase, redeem, or exchange Shares by phone, mail, or wire through your financial intermediary or MTB Funds, subject to daily cutoff times. Your order will be processed at the next calculated NAV, plus any sales charges or less any CDSC as applicable, after your order request is received by the Fund or its designated agent in proper form. The NYSE is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions by wire will not be available on days the Federal Reserve wire system is closed. In addition to the scheduled NYSE holidays noted above, the Federal Reserve wire system is scheduled to be closed on the following days:
Columbus Day and Veterans' Day. The Funds do not issue share certificates and they reserve the right to reject any purchase request for any reason.
Through Your Financial Intermediary

Shareholders normally purchase Shares through investment professionals and different types of customer accounts at financial intermediaries. You should read this prospectus together with any agreements between you and your financial intermediary to learn about procedures to follow, the services provided, the fees charged for those services, required earlier cutoff times than shown in this prospectus, and any restrictions and limitations imposed.
Directly With MTB Funds

By Phone
MTB Funds            800-836-2211

The Funds reserve the right to modify or terminate the phone redemption and exchange privileges at any time.

Shareholders will be notified prior to any modification or termination. Your phone instructions may be electronically recorded for your protection. Shareholders who purchase shares by phone or accept the phone redemption or exchange privilege authorize the Trust and its agents to act upon their telephonic instructions for any account for which they have authorized such services. Redeeming or exchanging Shares over the phone is convenient, but not without risk. Although the Funds have created certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following phone instructions we reasonably believe to be genuine. If you transact with the Funds over the phone, you will generally bear the risk of any loss.

By Mail

MTB Group of Funds
P.O. Box 8477
Boston, MA 02266-8477

By Federal Reserve System Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number: 011000028
Attn: (MTB Fund Name)
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Further Credit To: (Account name and number)
Purchasing Shares

To purchase Shares of a Fund for the first time, complete and sign a new account application, selecting one of the Payment Methods below. Mail your application to MTB Funds to establish your new account.

Minimum Initial Investment Amount:         $500

Minimum Subsequent Investment Amount:       $25

Minimum Balance                            $250


The minimum initial and subsequent investment amounts may be waived or lowered from time to time. An investor's minimum investment will be calculated by combining all accounts it maintains with the Funds provided the investor identifies its other Fund accounts at the time of investment. Employees of M&T Bank and its affiliates are exempt from the minimums stated above.
Accounts With Low Balances

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below $250. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum account balance required.
Payment Methods

Payment may be made by check, Federal Reserve System wire, or Automated Clearing House (ACH). Where a Fund offers more than one Share class and you do not specify the class choice on your form of payment, you automatically will receive Class A Shares. Each payment must be accompanied by your name, the Fund's name and Share class, and your account number (if established).

By Check

Make your check payable to (Name of the Fund and Class of Shares) and mail it to MTB Funds along with your application. Current shareholders can purchase additional Shares by sending a check to MTB Funds accompanied by purchase instructions.

Purchase orders by mail are considered received after payment by check has been converted into federal funds. This is normally the next business day after the check is received. However, payment may be delayed up to seven business days to allow your purchase payment to clear.

The Funds do not accept cash, money orders, credit cards, travelers checks, counter checks, or third party checks (for example, checks made payable to a third party and endorsed over to MTB Funds or checks made payable to the MTB Funds by a party other than the shareholder of record).

By Federal Reserve System Wire

Once your account is established, ask your bank to wire money to the Fund's custodian bank, accompanied by purchase instructions. For additional purchases, wire your money with instructions. Wire orders will only be accepted on days on which the Funds, M&T Bank, and the Federal Reserve wire system are open for business. Some financial institutions may charge a fee for wire services. The Funds also reserve the right to charge a processing fee for wire transfers. Below is a chart that shows the different cutoff times for processing Fund purchases and what it means to you. The Funds are not responsible for delays in the receipt of wires.

               Your Purchase                    Your Purchase
FUND TYPE      Request in                       Request in
               Proper Order/                    Proper Order and
               Federal Funds                    Federal Funds
               Received Before:                 Received After:
               (Eastern time)   Results in:     (Eastern time)       Results in:



Bond           NYSE Close       Receive that     NYSE Close        Receive next
                                                                  calculated NAV

By ACH

Once your account is established, transfer money via ACH from your checking or NOW deposit account to your Fund account. Since ACH transfers overnight, you will not begin earning dividends until the next business day.

Systematic Investment Program

Once you have opened a Fund account, you can add to your investment on a regular basis in amounts of $25 or more through automatic deductions from your checking or NOW deposit account. To sign up for this program, please call MTB Funds for an application.

Employees of M&T Bank and its affiliates are not subject to a minimum investment amount.
Redeeming Shares

To redeem shares you must provide us with your name, the Fund's name and Share class, your account number, the number of shares or dollar amount you wish to redeem, and your choice of Payment Option. If you do not specify a Payment Option, a check will be mailed to you at your address of record. Redemption requests for Shares held through an IRA account must be made by mail and not by phone.

By Phone

Call MTB Funds. You are automatically eligible to make phone redemptions unless you decline the privilege at the time you open your account. It is recommended that you provide the necessary information for the phone redemption option on your initial application. If you do not do this and later wish to take advantage of the phone redemption privilege, call MTB Funds for authorization forms.

By Mail

Send your written request to MTB Funds.
Payment Options

You may receive your redemption proceeds by check, Federal Reserve System wire, or ACH transfer to your designated bank account.

By Check

Normally, a check for redemption proceeds is mailed within one business day after your redemption order is received, but in no event more than seven business days after receipt of a proper redemption request.

By Federal Reserve System Wire

Wire transfers of redemption proceeds can only be made on days on which the Federal Reserve wire system, M&T Bank, and the Funds are open for business. Certain financial institutions may charge a fee for the receipt of wire transfers. The Funds also reserve the right to charge a processing fee for wire transfers. Below is a chart that shows the different cutoff times for processing Fund redemptions by wire and what it means to you.

              Your Redemption                Your Redemption
FUND TYPE/    Request in                     Request in
NAME          Proper Order                   Proper Order
              Received Before:               Received After:
              (Eastern time)   Results in:   (Eastern time)         Results in:

Bond           NYSE Close      Receive that    NYSE Close           Receive next
                               day's closing                        calculated
                               NAV                                  NAV

                               Next day wire                        Second day
                                                                    wire

By ACH

You may have redemption proceeds sent directly to your checking or NOW deposit account via ACH transfer from the Fund. If you place your order by 3:00 p.m. (Eastern time), you will receive that day's closing NAV and any dividends earned that day. Since ACH transfers are processed overnight, you will not receive redemption proceeds until the second business day.

Systematic Withdrawal Program

You may automatically redeem Shares in a minimum amount of $50 on a regular basis. Your account must be worth at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares subject to a sales charge while redeeming Shares using this program. For more information and an application form for this program call MTB Funds.
Additional Conditions

Signature Guarantees

You must have a signature guarantee (STAMP 2000 Medallion Guarantee) on written redemption requests: o when you are requesting a redemption of $50,000 or more;
o when you want a redemption to be sent to an address other than the one you have on record with the Fund; or
o when you want the redemption payable to someone other than the shareholder of record.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker-dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds

Redemption proceeds are normally transmitted within one business day (or sooner, as described under "Payment Options") after receiving a request in proper form. However, payment may be delayed up to seven days:
o to allow your purchase payment to clear;
o during periods of market volatility; or
o when a shareholder's trade activity or amount adversely impacts a Fund's ability to manage its assets.

Redemption In Kind

Although the Funds intend to pay Share redemptions in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.
Redemption From Retirement Accounts

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in a Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts. Exchanging Shares

You may exchange Shares of a Fund for the same Share class of another MTB Fund. All exchange requests must include your name and account number, the Fund's name and Share class, the number of shares or dollar amount you wish to exchange and the name of the Fund into which the exchange is to be made.

In order to exchange Shares you must submit your request in proper form and:
o meet the minimum initial investment requirements (if the exchange results in the establishment of a new account);
o establish an account in the Fund you want to acquire if you do not have an account in that Fund;
o ensure that the account registrations are identical;
o receive a prospectus for the Fund into which you wish to exchange; and
o only exchange into a Fund that may be legally sold in your state of residence.

An exchange is treated as a redemption and subsequent purchase and is a taxable transaction. The Funds may modify or terminate the exchange privilege at any time, and shareholders will be notified prior to any modification or termination.
Class A Share Exchanges

Exchanges at NAV

If you exchange between Funds with different sales charges, the exchange will be made at NAV. However, you would pay applicable sales charges when exchanging Shares from one of the Money Market Funds into one of the Bond, Balanced, or Stock Funds.





If as a holder of the FBR Funds, you receive in the Reorganization (or subsequently purchase) Class A Shares of the corresponding MTB Fund without paying a sales charge in the circumstances described under "How are Shares Priced- Sales Charge When You Purchase Class A Shares", you may exchange such Shares into Shares of any other MTB Fund at NAV. In order to exchange Class A Shares of an MTB Fund other than MTB Maryland Municipal Bond Fund or MTB Virginia Municipal Bond Fund (as the case may be) without paying a sales charge (where a sales charge would otherwise by imposed), you or your financial intermediary must notify Edgewood or MTB Funds Shareholder Services at the time of the exchange.




If you paid a sales charge once (including Shares acquired through reinvestment of dividends and capital gains), you will not have to pay the sales charge again upon exchange. This is true even if you exchange out of a Fund with a sales charge, then into a Fund without a sales charge and back into a Fund with a sales charge.

Exchanges Subject to a Sales Charge

If you purchased into a Fund without a sales charge, and exchange into a Fund with a sales charge, you will be assessed the applicable sales charge when you make the exchange. However, the sales charge will not be applied to any Shares that you acquired through reinvestment of dividends and capital gains. Dividends of the Class A Shares of the Money Market Funds can be reinvested into Class A Shares of any other MTB Fund at NAV at time of payment.

By Phone

To request an exchange, and for additional information about the exchange privilege, call MTB Funds. Below is a chart that shows the cutoff time for processing Fund exchanges and what it means to you.

                 Your Exchange                   Your Exchange
FUND TYPE        Request in                      Request in
                 Proper Order                    Proper Order
                 Received Before:                Received After:
                 (Eastern time)   Results in:    (Eastern time)      Results in:

All Funds        NYSE Close       Same day       NYSE Close          Next day
                                  exchange                           exchange

You will not receive a dividend from the Fund into which you are exchanging on the date of the exchange.

You will automatically be eligible for phone exchanges, unless you decline this privilege at the time you open your account. It is recommended that you provide the necessary information for the phone exchange option on your initial application. If you do not do this and later wish to take advantage of the privilege, call MTB Funds for authorization forms.

By Mail

Send your written request to MTB Funds.

Systematic Exchange Program

You may exchange Shares from one Fund into the same share class of another Fund on a monthly, quarterly or annual basis. Exchanges must be at least $25 and are subject to limitations as described above. For more information and an application form for this Program, call MTB Funds.
Frequent Trading Policies

Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV.

The Funds' Board has approved policies and procedures intended to discourage excessive, frequent or short-term trading of the Funds' Shares. The Funds' fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See "How are Shares Priced?" The Funds also monitor trading in Shares in an effort to identify disruptive trading activity. The Funds monitor trades into and out of the Funds within a period of 30 days or less, where both the purchase and sale are at least $100,000. The Funds may also monitor trades into and out of the Funds over periods longer than 30 days. Whether or not the specific monitoring limits are exceeded, the Funds' management or Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Funds and other shareholders and may preclude the shareholder from making further purchases or exchanges of Shares. The Funds' management and Adviser may also take action to suspend further trading by a financial intermediary if it is deemed to be engaged in excessive trading and/or does not cooperate satisfactorily with requests for details about trading activity. No matter how the Funds define their limits on frequent trading of Shares, other purchases and sales of Shares may have adverse effects on the management of a Fund's portfolio and its performance. Also, it is possible that frequent trading may occur in the Funds without being identified because certain investors may seek to hide their identity or trading activity, or there may be operational or technical limitations that limit the Funds' ability to monitor and restrict frequent trading.

The Funds' objective is that their restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Funds anticipate that limitations on their ability to identify trading activity to specific shareholders, including where shares are held through financial intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases. For example, while the Funds will seek the cooperation of financial intermediaries to enforce the Funds' policies on frequent trading, certain intermediaries may be unwilling or unable to implement such policies. Therefore, the Funds may be unable to uniformly monitor and restrict trading activity through such intermediaries. Also, because certain of the Funds are sold to participant-directed employee benefit plans, and there may be regulatory constraints on the plans' ability to limit trading by the individual participants, the Funds may not be able to effectively monitor or restrict trading by these participants.

The Adviser will provide to the Funds' Board a quarterly report of all potential occurrences which were detected during the preceding quarter, and a description of any action taken with respect thereto. Account And Share Information Corporate Resolutions

Corporations and certain other organizations may be required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organization.
Confirmations And Account Statements

You will receive confirmation of purchases, redemptions and exchanges (except systematic transactions). Shareholders also will receive quarterly statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
Retirement Investments

Shares of the Funds can be purchased as an investment for retirement plans or IRA accounts. You may be subject to an annual IRA account fee. Maryland Municipal Bond Fund and Virginia Municipal Bond Fund are generally not appropriate for retirement plans or IRA accounts. For further details, contact MTB Funds and consult a tax advisor.
Distribution of Fund Shares

Edgewood Services, Inc. (Distributor), whose address is 5800 Corporate Drive, Pittsburgh, PA 15237, serves as the Distributor of the Funds offered by this Prospectus. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

The Fund's Distributor markets the Shares described in this prospectus to institutions or individuals, directly or through a financial intermediary that has an agreement with the Distributor. When the Distributor receives marketing fees and sales charges, it may pay some or all of them to financial intermediaries. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to financial intermediaries for marketing and servicing Shares. Financial intermediaries include the Advisor and its affiliates. You should consult your financial intermediary to determine what types of compensation it may receive for selling Fund shares.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other sources available to it, including amounts made available by the Distributor's affiliate (Federated Services Company), and the Advisor and its affiliates out of their reasonable profits and other resources. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual. Rule 12b-1 Plans

The Funds have adopted a Rule 12b-1 Plan on behalf of Class A Shares, which allows them to pay distribution fees to financial intermediaries (which may be paid through the Distributor) at an annual rate of up to 0.25% of the average daily net assets of the Funds for Class A Shares, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares. These fees may be paid to the Distributor, the Advisor and their affiliates. The Funds may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time in their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.
Shareholder Services

The Funds have adopted a Shareholder Services Plan on behalf of Class A Shares, which is administered by Federated Services Company to pay service fees to financial intermediaries (which may include the Distributor, the Advisor or their affiliates). M&T Securities, Inc. (M&T Securities) and other financial intermediaries are entitled to receive a shareholder services fee for acting as shareholder servicing agent for the Funds, providing shareholder assistance, communicating or facilitating purchases and redemptions of Shares, and distributing prospectuses and other information.
Additional Payments to Financial Intermediaries

The Distributor and its affiliates (including Federated Services Company) may pay out of their own reasonable resources and profits amounts (including items of material value) to certain financial intermediaries (which may include the Advisor and its affiliates) to support the sale of Shares or provide services to Fund shareholders. The Advisor and its affiliates may pay out of their own reasonable resources and profits amounts (including items of material value) to certain financial intermediaries (including the Distributor and Federated Services Company) to support the sale of Shares or provide services to the Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fee arrangement. You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor, their affiliates, or the Fund and any services the financial intermediary provides. The SAI contains additional information on the types of additional payments that may be paid.

Dividends and Capital Gains

FUND                                           DIVIDENDS DECLARED/
                                               DIVIDENDS PAID
Maryland Municipal Bond Fund,
Virginia Municipal Bond Fund                   Daily/Monthly

Only shareholders of a Fund on the record date are entitled to receive payments of dividends and/or capital gains.

In addition, each Fund intends to pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend (other than a Fund that declares dividends daily) or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before a Fund declares a dividend or capital gain.
Tax Information

The Funds send you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Tax information will be mailed to you on or before January 31 each year. Capital gains distributions are taxable at different rates depending upon the length of time a Fund holds its assets.

The Funds' distributions are expected to be as follows:

FUND                                        DISTRIBUTIONS ARE EXPECTEDTO BE
                                            PRIMARILY:

Maryland Municipal Bond Fund,
Virginia Municipal Bond Fund                Dividends




It is anticipated that distributions for Maryland Municipal Bond Fund and Virginia Municipal Bond Fund will be primarily dividends that are exempt from federal income tax, although a portion of each Fund's dividends may not be exempt. Dividends may be subject to state and local taxes, although the dividends of the Maryland Municipal Bond Fund and Virginia Municipal Bond Fund will be exempt, respectively, from Maryland or Virginia state personal income tax to the extent that they are derived from interest on obligations exempt from Maryland or Virginia personal income taxes, respectively.

Redemptions and exchanges are taxable sales. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Please consult your tax advisor regarding your federal, state, and local tax liability. Portfolio Holdings Information

Information concerning each Fund's portfolio holdings is available in the "Funds & Performance" section of the MTB Group of Funds website at www.mtbfunds.com. A complete listing of each Fund's portfolio holdings as of the end of each month is posted on the website approximately 60 days after the end of the month and remains there until it is replaced with information for the next month. You may access this from the "Funds & Performance" page: click on "Fund Holdings," choose from the menu of "Equity Fund Holdings," "Fixed Income Holdings," or "Money Market Fund Holdings," and select the name of the Fund from the appropriate menu.

Summary portfolio composition information as of the close of each quarter is posted on the website approximately 30 days after the end of the quarter and remains there until replaced by the information for the succeeding quarter. The summary portfolio composition information may include the following types of information, but is subject to change:
o identification of the Fund's top ten holdings;
o percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country, as applicable.

You may access this from the "Funds & Performance" page: click on "Class A Funds Quarterly Fact Sheets" or "Institutional Funds Quarterly Fact Sheets," and select the appropriate link opposite the name of the Fund. You may also access a complete set of these monthly/quarterly fact sheets by clicking on "Prospectus and Fund Guide" and selecting "Retail Fund Guide."

In addition, each Fund's annual and semiannual reports contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. You may access this from the "Funds & Performance" page: click on "Prospectus & Fund Guide" and select the desired report from the following options: "Semi-Annual Report Money Market Funds," "Semi-Annual Report Fluctuating Funds" or "Annual Report." Each Fund prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. Each of these fiscal quarter reports containing complete listings of the Fund's portfolio holdings is filed with the SEC within 60 days of the end of the reporting period at the SEC's website at www.sec.gov and is posted on the Funds' website at www.mtbfunds.com.
Who Manages The Funds?

The Board of Trustees (the Board) governs the Funds. The Board selects and oversees the Advisor, MTB Investment Advisors, Inc. ("MTBIA"), a subsidiary of M&T Bank. The Advisor manages each Fund's assets, including buying and selling portfolio securities. The Advisor's address is 100 E. Pratt Street, 17th Floor, Baltimore, MD 21202.

M&T Bank is the principal banking subsidiary of M&T Bank Corporation, a regional bank holding company in existence since 1969. M&T Bank was founded in 1892 and provides comprehensive banking and financial services to individuals, governmental entities and businesses throughout New York State, Pennsylvania, Maryland and parts of Virginia, West Virginia, the District of Columbia and Delaware. As of June 30, 2005, M&T Bank Corporation had over $54.5 billion in assets. MTBIA and entities affiliated with MTBIA or its predecessors have served as investment advisor to MTB Funds since 1988 and, as of June 30, 2005, it managed approximately $11.1 billion in assets. As part of its regular banking operations, M&T Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of M&T Bank. The lending relationship will not be a factor in the selection of securities.

For its services under an Advisory Contract, the Advisor receives an annual Advisory Fee from each Fund, equal to a percentage of each Fund's average daily net assets as follows:

FUND                                                      ADVISORY FEE
Maryland Municipal Bond Fund                              0.70%

Virginia Municipal Bond Fund                              0.70%

The Advisor may voluntarily or contractually waive a portion of its fee or reimburse a Fund for certain operating expenses.

In addition to the investment management services provided by MTBIA, MTBIA's affiliate M&T Securities, Inc. also provides administrative services to the Funds and is entitled to receive a maximum fee of 0.04% of the Funds' average daily net assets for such administrative services. M&T Securities, Inc. and its affiliates also may receive up to 0.25% of the Funds' average daily net assets for shareholder services under the Shareholder Services Plan described in "Shareholder Services" and up to 0.25% of average daily net assets of the Funds' Class A Shares for distribution services provided to the Funds under the Rule 12b-1 Plan described in "Rule 12b-1 Plan."

A discussion of the Board's review of the Funds' investment advisory contracts is available in the Funds' Annual Shareholder reports dated April 30, 2005. Sub-Advisors

The Advisor (subject to the approval of the Board) may select and replace sub-advisors and amend Sub-Advisory agreements between the Advisor and the sub-advisors without obtaining shareholder approval. The foregoing applies to all Funds except the three Managed Allocation Funds.

Portfolio Managers

FUND                                      MANAGER(S)

Maryland Municipal Bond Fund              Susan L. Schnaars, CFA, CPA

Virginia Municipal Bond Fund              Susan L. Schnaars, CFA, CPA

Portfolio Manager Biographies


Susan L. Schnaars, CFA, CPA, is responsible for managing several large institutional accounts, in addition to her portfolio management duties. She has been a Vice President and Portfolio Manager of MTBIA (formerly Allied Investment Advisers, Inc. ) since 1996 and a Vice President of M&T Bank since April 1, 2003. She was a Portfolio Manager of Allfirst Bank from 1992 until its acquisition by M&T Bank in April 2003. Ms. Schnaars is a CFA Charterholder and a Certified Public Accountant, and has more than 17 years of experience in the investment industry. She earned her B.S. and M.S. from Drexel University.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Funds.

Financial Highlights

The following financial highlights are intended to help you understand the financial performance of MTB Maryland Municipal Bond Fund's Class A Shares for the past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and capital gains.

MTB Maryland Municipal Bond Fund acquired ARK Maryland Tax-Free Portfolio in a tax-free reorganization on August 22, 2003. The following financial information incorporates the operations prior to August 22, 2003. The financial information for the ARK Maryland Tax-Free Portfolio for the periods prior to August 22, 2003 has been audited by KPMG LLP. The information for the MTB Maryland Municipal Bond Fund for the periods beginning August 22, 2004 has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the MTB Maryland Municipal Bond Fund's audited financial statements, is included in the April 30, 2005 Annual Report of the Trust.


Financial highlights for MTB Virginia Municipal Bond are not included in this Prospectus because the Fund is a newly-created Fund which has not yet commenced operations.


Prior to August 15, 2003, MTB Group of Funds was known as Vision Group of Funds. Prior to August 11, 2000, Vision Group of Funds was known as Vision Group of Funds, Inc.


MTB Group of Funds Financial Highlights
(For a share outstanding throughout each period)

                                                                                             Ratios to Average Net Assets
       Net       Net      Net        Total    Distribu-  Dis-               Net     Total           Net
       Asset     Invest-  Realized   from     tions      tribu-    Total    Asset   Return          Invest-  Exp-
Year   Value,    ment     and        Invest-  from Net   tions     Dis-     Value,  (a)             ment     en-     Net      Port-
Ended  beginning Income  Unrealized  ment     Investment from Net  tribu-   end of                  Income   se      Assets   folio
April  of period         Gain (Loss) Opera-   Income     Realized  tions    period         Exp-              Waiver/ end of   Turn-
30,                      on Invest-  tions               Gain                              en-               Reim-   period   over
                         ments                           on Invest-                        ses               burse-  (000     Rate
                                                         ments                                               ment(b) omitted)
Maryland Municipal Bond Fund
Class A Shares


2001   $9.48     0.43      0.42      0.85    (0.43)          --    (0.43)   $9.90  9.09%    0.94%   4.38%   0.36%    $24,671  29%

2002   $9.90     0.42      0.18      0.60    (0.42)          --    (0.42)   $10.08  6.13%   0.94%   4.16%   0.37%    $26,666  9%

2003  $10.08     0.40      0.34      0.74    (0.40)          --    (0.40)   $10.42  7.47%   1.02%   3.89%   0.36%    $25,233  18%

2004  $10.42     0.39     (0.21)     0.18    (0.39)          --    (0.39)   $10.21  1.74%   1.01%   3.84%   0.39%    $20,948  17%

2005  $10.21     0.39      0.15      0.54    (0.39)        (0.04)  (0.43)   $10.32  5.40%   0.95%   3.82%   0.49%    $19,639  13%


(a) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown.

HOW TO OBTAIN MORE INFORMATION ABOUT MTB GROUP OF FUNDS




A Statement of Additional Information (SAI) dated November 7, 2005, is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the SAIs and in the Annual and Semi-Annual Reports to shareholders of the MTB Group of Funds as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. To obtain the SAI, the Annual and Semi-Annual Reports (when available) and other information without charge, and make inquiries, call 800 836-2211.


These documents, as well as additional information about the Funds (include portfolio holdings, performance and distributions) are available on MTB's website at www.mtbfunds.com.
To Obtain More Information:

                           Phone: Call 1-800-836-2211

Web: www.mtbfunds.com

Automated price, yield, and performance
information--24 hours a day, 7 days a week:
Call 1-800-836-2211

SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about MTB Group of Funds, from the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 202 942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by
(1) writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or (2) sending an electronic request to publicinfo@sec.gov.

Cusip 55376T569

Investment Advisor

MTB Investment Advisors, Inc.
100 E. Pratt Street
17th Floor
Baltimore, MD 21202

www.mtbia.com
Distributor

Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829
Co-Administrator

M&T Securities, Inc.
One M&T Plaza
Buffalo, NY 14203
Co-Administrator

Federated Services Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
2 Heritage Drive North
Quincy, MA 02171
Custodian and Fund Accountant

State Street Corporation
P.O. Box 8609
Boston, MA 02266-8609
Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

SEC File No. 811-5514

33270 (1/06)

We are pleased to send you this Prospectus for Class A Shares of MTB Group of Funds. The prospectus contains important information about your investments in MTB Group of Funds.
Since we are required by law to send a prospectus to each person listed as a shareholder, you (or your household) may receive more than one prospectus.

1-800-836-2211 / mtbfunds.com

MTB FUNDS
100 E. PRATT ST. (15th FLOOR)
BALTIMORE, MD 21202

www.mtbia.com

MTB-PRO-001-0805




                       STATEMENT OF ADDITIONAL INFORMATION

                                 CLASS A SHARES







                               MTB GROUP OF FUNDS


                       Statement of Additional Information

                                January 13, 2006
==============================================================================

MTB Maryland Municipal Bond Fund

MTB Virginia Municipal Bond Fund



==============================================================================

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for the Maryland Municipal Bond and the Virginia Municipal Bond Fund (the "Funds") dated January 13, 2006.

This SAI incorporates by reference the Maryland Municipal Bond Funds' Annual and Semi-Annual Reports. Obtain the prospectuses, Annual or Semi-Annual Report without charge by calling (800) 836-2211; in the Buffalo area call (716) 635-9368.


CONTENTS
How Are the Funds Organized?
Securities In Which the Funds Invest
Investment Risks
Fundamental Investment Objectives and Policies
Investment Limitations
Determining Market Value of Securities
What Do Shares Cost?
How Are the Funds Sold?
Exchanging Securities For Shares
Subaccounting Services
Redemption in Kind
Account and Share Information
Tax Information
Who Manages and Provides Services to the Funds?
Fees Paid by the Funds for Services
How Do the Funds Measure Performance?
Financial Information
Investment Ratings
Addresses                                                         Back Cover
Appendix                                                          Back Cover

Cusip 55376T569
Cusip 55376T551
Cusip 55376V796

28527 (1/06)                                          MTB-SAI-005-0805

HOW ARE THE FUNDS ORGANIZED?


Each Fund covered by this SAI is a non-diversified portfolio of MTB Group of Funds (the "Trust"), a Delaware statutory trust. On August 11, 2000, the Trust was organized to acquire all of the assets and liabilities of the VISION Group of Funds, Inc., a Maryland corporation (the "Corporation") that was originally incorporated under the laws of the State of Maryland on February 23, 1988, and registered as an open-end management investment company. On November 8, 2000, each portfolio of the Corporation in existence at that time became a portfolio of the Trust. Accordingly, references in this SAI for periods prior to November 8, 2000, relate to the Funds as portfolios of the Corporation, and substantially identical arrangements for the Corporation. The Trust changed its name from VISION Group of Funds to MTB Group of Funds on August 15, 2003. As noted in the prospectus, the Maryland Municipal Bond Fund was created as part of a reorganization of the ARK Funds on August 22, 2003. This Fund is the accounting survivor of a corresponding portfolio of ARK Funds, and therefore, information for the preceding periods reflect past performance of those corresponding portfolio of ARK Funds. The Virginia Municipal Bond Fund has not commenced operations as of January 13, 2006, and therefore certain categories of historical information otherwise required to be contained in the SAI is presented for the Maryland Municipal Bond Fund only. The Trust may offer separate series of Shares representing interests in separate portfolios of securities.

Through an internal reorganization, the Fund's investment advisor changed from M&T Asset Management, a department of Manufacturers and Traders Trust Company (M&T Bank) to MTB Investment Advisors, Inc. (MTBIA or Advisor), a subsidiary of M&T Bank, on August 15, 2003. Five Variable Annuity Funds are offered in a separate prospectus and SAI.


SECURITIES IN WHICH THE FUNDS INVEST

In pursuing its investment strategy, each Fund may invest in the following types of securities for any purpose that is consistent with the Fund's investment goal. Following is a table that indicates which types of securities are a:

P = Principal investment of a Fund;
A = Acceptable (but not principal) investment of a Fund; or N = Not an acceptable investment of a Fund.



                                   Maryland Municipal         Virginia Municipal
                                      Bond Fund                      Bond Fund

Fixed Income Securities                   P                               P
Treasury Securities                       A                               A
Agency Securities                         A                               A
Corporate Debt Securities                 A                               A
Commercial Paper                          A                               A
Demand Instruments                        A                               A
Taxable Municipal Securities              A                               A
Mortgage Backed Securities                N                               N
Asset Backed Securities                   N                               N
Zero Coupon Securities                    A                               A
Bank Instruments                          N                               N
Credit Enhancement                        A                               A
Foreign Securities                        A                               A
Tax Exempt Securities                     P                               P
General Obligation Bonds                  P                               P
Special Revenue Bonds                     P                               P
Tax Increment Financing Bonds             P                               P
Municipal Securities                      A                               A
Municipal Notes                           P                               P
Variable Rate Demand Instruments          P                               P
Municipal Leases                          A                               A
Derivative Contracts                      A                               A
Futures Contracts                         A                               A
Options                                   A                               A
Special Transactions                      A                               A
Repurchase Agreements                     A                               A
Reverse Repurchase Agreements             A                               A

Delayed Delivery Transactions             A                               A

Securities Lending                        A                               A

Asset Coverage                            A                               A

Investing in Securities of Other
Investment Companies                      A                               A

Non-Investment Grade Securities           A                               A




SECURITIES DESCRIPTIONS AND TECHNIQUES
Following are descriptions of securities and techniques that each Fund may or may not pursue, as noted in the preceding table.

Fixed Income Securities
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which a Fund may invest.

   Treasury Securities
   Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

   Agency Securities
   Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

    Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

   A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

   Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

   A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

   Corporate Debt Securities
   Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

   In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

   Commercial Paper
   Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

   Demand Instruments
   Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

   Taxable Municipal Securities
   Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, a Fund may invest in taxable municipal securities.

Zero Coupon Securities
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Credit Enhancement
Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Tax Exempt Securities
Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

   General Obligation Bonds
   General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

   Special Revenue Bonds
   Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

      Private Activity Bonds
      Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

      The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). A Fund may invest in bonds subject to AMT.

   Tax Increment Financing Bonds
   Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

   Municipal Securities
   Municipal Securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Funds may invest in taxable municipal securities.

   Municipal Notes
   Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

   Variable Rate Demand Instruments


   Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded.



   Municipal Leases
   Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

   A Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation
   (COPs). However, a Fund may also invest directly in individual leases.

Foreign Securities
Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

|     it is  organized  under the laws of, or has a principal  office  located in, another country;

|     the principal  trading market for its securities is in another  country;
   or

| it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

   Depositary Receipts
   Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions.

   Foreign Exchange Contracts
   In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.


   Foreign Government Securities
   Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

   Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Funds may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund's exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Funds (other than the Money Market Funds) may trade in the following types of derivative contracts.

   Futures Contracts
   Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

   The Funds may buy/sell financial futures contracts. Mid Cap Stock Fund and Large Cap Value Fund may also buy/sell stock index futures contracts.

   Options
   Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

   The Funds may:

|     Buy call options on portfolio  securities in anticipation of an increase in the value of the underlying asset;

| Buy put options on portfolio securities in anticipation of a decrease in the value of the underlying asset.

   Each Fund may also write call options on all or any portion of its portfolio securities and on financial or stock index futures contracts (as permitted) to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

   Each Fund may also write put options on all or a portion of its portfolio securities and on financial or stock index futures contracts (as permitted) to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

   When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

Special Transactions

   Repurchase Agreements
   Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

   The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

   Repurchase agreements are subject to credit risks.

   Reverse Repurchase Agreements
   Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

   Delayed Delivery Transactions
   Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

      To Be Announced Securities (TBAs)
      As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

   Securities Lending
   The Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

   The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

   Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

   Securities lending activities are subject to interest rate risks and credit risks.

   Asset Coverage
   In order to secure its obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investing in Securities of Other Investment Companies
The Funds may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing any uninvested cash. See "Investment Risks - Fund Expenses" on page 12 in this SAI and "Investment Limitations " on page 14 of this SAI.



INVESTMENT RISKS

There are many factors which may affect an investment in the Funds. The Funds' principal risks are described in the prospectus. Additional risk factors are outlined below.

Currency Risks
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

Euro Risks
The Euro is the new single currency of the European Monetary Union (EMU). With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Risks of Foreign Investing
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund's investments.

To the extent a Fund invests in foreign securities, its share price may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards than would otherwise be the case.

Interest Rate Risks
Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks
Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Risks Associated with Noninvestment Grade Securities
The securities in which the Funds may invest may be rated below investment grade. Securities rated below investment grade may be subject to the same risks as those inherent in corporate debt obligations that are rated below investment grade, also known as junk bonds. Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Tax Risks
In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

Lower-Quality Municipal Securities

The Maryland Municipal Bond Fund and Virginia Municipal Bond Fund may invest a portion of their assets in lower-quality municipal securities as described in the prospectus. While the markets for Maryland and Virginia municipal securities are considered to be adequate, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Funds to value their portfolio securities, and their ability to dispose of lower-quality bonds. The outside pricing services are monitored by the Advisor to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

The Funds may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Funds' shareholders.

Fund Expenses



Pursuant to an SEC exemptive order, the Funds are permitted to invest in Shares of MTB money market funds as a means of managing uninvested cash. These investments will cause a duplication of expenses. The Advisor may waive certain fees in connection with these investments.





FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES

The Maryland Municipal Bond Fund's investment objective is current income exempt from federal regular income tax and Maryland state and local income taxes.

Under normal circumstances, the Maryland Municipal Bond Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and income taxes imposed by the State of Maryland.

The Virginia Municipal Bond Fund's investment objective is current income exempt from federal regular income tax and Virginia state and local income taxes.

Under normal circumstances, the Virginia Municipal Bond Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and income taxes imposed by the Commonwealth of Virginia.

INVESTMENT LIMITATIONS

The following investment restrictions may be changed only by a vote of the majority of the outstanding Shares of a Fund.



The Virginia Municipal Bond Fund will not:

Elect to be a "diversified company" under the Investment Company Act of 1940 ("1940 Act").

The Maryland Municipal Bond Fund will not:

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and
(b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user.



The Maryland Municipal Bond Fund and Virginia Municipal Bond Fund will not:

2. Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities, except industrial development bonds, will not be deemed to constitute an industry.

1.Borrow money or issue senior securities except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder. (The 1940 Act currently permits each Fund to borrow up to one-third the value of its total assets at the time of such borrowing.)

2. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements;

3. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except as may be necessary to make margin payments in connection with derivative securities transactions, and except to the extent disclosed in the current prospectus or statement of additional information of such Fund;

4. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

5. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current prospectus or statement of additional information of such Fund.

The following investment restrictions may be changed without the vote of a majority of the outstanding Shares of the Funds. Each Fund may not:



The Virginia Municipal Bond Fund may not:

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and
(b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user.





The Maryland Municipal Bond Fund and Virginia Municipal Bond Fund will not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom.

3. Mortgage or hypothecate the Fund's assets in excess of one-third of such Fund's total assets.

In applying the concentration restriction for Maryland Municipal Bond Fund and Virginia Municipal Bond Fund, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry. In addition, (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value (NAV) or other external events cause a Fund's investments in illiquid securities to exceed the limit set forth in this Statement of Additional Information for its investment in illiquid securities, such Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, no Fund would be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.

PORTFOLIO TURNOVER
The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Securities and Exchange Commission (SEC) requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less.

The portfolio turnover rate for a Fund may vary greatly from year to year, and may also be affected by cash management requirements for share redemptions. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in tax consequences to shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

For the fiscal years ended April 30, 2005 and 2004, the portfolio turnover rate for the Maryland Municipal Bond Fund is as follows:

Fund                                                              2005      2004
----                                                                        ----

Maryland Municipal Bond Fund...................................... 13%      17%


DETERMINING MARKET VALUE OF SECURITIES



Market values of the Funds' portfolio securities are determined as follows:

| futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

| for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

| for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

TRADING IN FOREIGN SECURITIES
Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at 4:00 p.m. Eastern time, on the day the value of the foreign security is determined. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Funds' Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

Each Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Edgewood Services, Inc.) offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional, and makes this available for marketing and sales-related activities and expenses, including those of the Advisor and its affiliates.


ADVANCE COMMISSIONS
When an investment professional's customer purchases Shares, the investment professional may receive an advance commission as follows:


Class A Shares (for purchases over $1 million)


                                                 Advance Commission
                                                 as a Percentage of
Purchase Amount                                 Public Offering Price
$1 million - $2,999,999.99                              0.75%
$3 million up to $4,999,999.99                          0.50%
Over $5 million                                         0.25%

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Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.


RULE 12B-1 PLAN


As a compensation-type plan, the Rule 12b-1 Plan is designed to pay a financial intermediary (including the Distributor, the Advisor and their affiliates) for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Distribution Plan, the Distributor or the Funds may enter into agreements with brokers and dealers relating to distribution and/or marketing services with respect to the Class A Shares of the Funds. The Distributor or the Funds may also enter into Rule 12b-1 related agreements with administrators (including financial intermediaries, fiduciaries, custodians for public funds, and investment advisers) to provide distribution related and other services with respect to the Class A Shares. The Rule 12b-1 Plan is expected to benefit a Fund in a number of ways. For example, it is anticipated that the Plan will help a Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Funds, which promotes the sale of Shares by providing a range of options to investors. The Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

A Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will a Fund pay for any expenses of a financial intermediary that exceed the maximum Rule 12b-1 Plan fee of 0.25% of the Funds' average daily net assets.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the financial intermediary has incurred. Therefore, it may take the financial intermediary a number of years to recoup these expenses.

SHAREHOLDER SERVICES
The Funds may pay financial intermediaries, including the Distributor, the Advisor and their affiliates for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
In addition to the Rule 12b-1 and/or shareholder services fees that a Fund pays to financial intermediaries, the Distributor, its affiliate Federated Services Company, and the Advisor and its affiliates may pay out of their own reasonable resources and profits amounts (including items of material value) to certain financial intermediaries. While NASD regulations limit the sales charges that you may bear as a Fund shareholder, there are no limits with regard to the amounts that the Distributor, the Advisor and their affiliates may pay out of their own resources. You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor and their affiliates for any service the financial intermediary provides.

The following examples illustrate the types of instances in which the Distributor, the Advisor and their affiliates may make additional payments to financial intermediary.

SUPPLEMENTAL PAYMENTS
Financial intermediaries may be paid fees out of the assets of the Distributor, its affiliate Federated Services Company, and the Advisor and its affiliates (but not out of Fund assets).

Financial intermediaries may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about a Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.


Processing Support Payments
The Distributor, the Advisor and their affiliates may make payments to financial intermediaries that sell Fund Shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that they may make under this category include: payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediaries' mutual fund trading system.


Retirement Plan Program Servicing Payments
The Distributor, the Advisor and their affiliates may make payments to certain financial intermediaries who sell Fund Shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.


Other Benefits to Financial intermediaries
From time to time, the Distributor, the Advisor and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Advisor and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor, the Advisor and their affiliates also may hold or sponsor, at their expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor, the Advisor and their affiliates also may provide, at their expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.

EXCHANGING SECURITIES FOR SHARES
You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN KIND

Although each Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, each Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS
Each Share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.


As of January 6, 2006, the following shareholders owned of record, beneficially, or both, 5% or more of the outstanding shares:

Maryland Municipal Bond Fund (Class A Shares) - NFSC, Snow Hill, MD (5.64)%.

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

SEI Private Trust Co., is organized in the state of Pennsylvania and is a subsidiary of SEI Investments Company; organized in the state of Pennsylvania.





TAX INFORMATION


FEDERAL INCOME TAX
Each Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS
If a Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If a Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it may pay "exempt-interest dividends" to its shareholders; each Fund intends to continue to satisfy this requirement. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for Federal income tax purposes, although the amount of those dividends must be reported on the recipient's Federal income tax return. Shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisors concerning this matter.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible for federal income tax purposes. Under IRS rules for determining when borrowed funds are used for purchasing or carrying particular assets, Fund shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity obligations ("PABs") should consult their tax advisors before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs. Interest on certain PABs (which the Funds expect to purchase) is treated as a Tax Preference Item, although it remains fully tax-exempt for regular Federal income tax purposes; a portion (not expected to exceed 20%) of each Fund's exempt-interest dividends thus may constitute a Tax Preference Item. Interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for purposes of the AMT.

If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

If a Fund invests in instruments that generate taxable interest income, under the circumstances described in the prospectuses and in the discussion of municipal market discount bonds below, the portion of any dividend of that Portfolio attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The exempt-interest dividend portion is determined by the ratio of (1) the net tax-exempt income a Portfolio realizes for the entire year to (2) the aggregate amount of distributions for the year and thus is an annual average, rather than a day-to-day determination. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

A Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by a Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period between the dates of acquisition and maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from Fund still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts. Receipt of tax-exempt income may result in collateral tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, certain foreign corporations doing business in the United States, certain S corporations with excess passive income and individuals otherwise eligible for the earned income credit. Prospective purchasers of Portfolio shares should consult their own tax advisors as to the applicability of any such collateral consequences.

Shares of a Fund would not be suitable for tax-exempt institutions and for tax-exempt retirement plans qualified under section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

MARYLAND TAXES
To the extent that dividends paid by the Funds qualify as exempt-interest dividends of a regulated investment company, the portion of the exempt-interest dividends that represents interest received by the Funds (a) on obligations of Maryland or its political subdivisions and authorities, (b) on obligations of the United States, or (c) obligations of certain authorities, commissions, instrumentalities, possessions or territories of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Funds. In addition, gains realized by the Funds from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, will not be subject to Maryland state and local income taxes.
To the extent that distributions of the Funds are attributable to sources other than those described in the preceding paragraph, such as, for example, interest received by the Funds on obligations issued by states other than Maryland or capital gains realized on obligations issued by U.S. territories and possessions and from states other than Maryland, and income earned on repurchase agreements, such distributions will be subject to Maryland state and local income taxes. Income earned on certain private activity bonds (other than obligations of the State of Maryland or a political subdivision or authority thereof) which the Funds might hold will constitute a Maryland tax preference for individual shareholders. In addition, capital gains realized by a shareholder upon a redemption or exchange of portfolio shares will be subject to Maryland state and local income taxes.
VIRGINIA TAXES (UPDATE)
Under existing Virginia laws, distributions made by the Fund will not be subject to Virginia income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent: (i) interest or gain from obligations issued by or on behalf of the Commonwealth of Virginia or any political subdivision thereof; or (ii) interest or gain from obligations issued by a territory or possession of the United States or any political subdivision thereof which federal law exempts from state income taxes. Conversely, to the extent that distributions made by the Fund are attributable to other types of obligations, such distributions will be subject to Virginia income taxes.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

BOARD OF TRUSTEES


The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Funds (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Each Board member oversees all portfolios of the Trust and serves for an indefinite term. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years, other directorships held, and total compensation received as a Trustee from the Trust for its most recent fiscal year. The Trust is composed of 35 funds and is the only investment company in the Fund Complex.

INTERESTED TRUSTEE BACKGROUND AND COMPENSATION

Name
Address                                                             Total
Birth date                                                          Compensation
Position With Trust        Principal Occupations for Past Five      From
Date Service Began         Years and Other Directorships Held       Trust
--------------------------------------------------------------------------------
Mark J. Czarnecki+         Principal Occupations: Executive Vice           $0
Manufacturers and          President, Manufacturers and Traders Trust
Traders Trust Company      Company ("M&T Bank"), division head for M&T
One M&T Plaza              Bank's investment group.
Buffalo, NY 14203          Other Directorships Held:  None
Birthdate:
November 3, 1955

Trustee

Began serving:
August 2000

--------------------------------------------------------------------------------


+ Mark J. Czarnecki is "interested" due to positions he holds with M&T Bank, the parent of the Funds' advisor.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION


Name
Address                                                                          Total
Birth date                                                                       Compensation
Position With Trust          Principal Occupations for Past Five                 From
Date Service Began           Years and Other Directorships Held                  Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph J. Castiglia           Principal Occupations: Chairman of the             $55,250
-------------------------     Board,  HealthNow Systems, Inc. and
Roycroft Campus               HealthNow New York, Inc. (health care
21 South Grove Street,        company) ; and former President, Chief
Suite 291                     Executive Officer and Vice Chairman, Pratt &
East Aurora, NY 14052         Lambert United, Inc. (manufacturer of paints
Birth date: July 20, 1934     and chemical specialties).

Chairman and Trustee          Other Directorships Held: The Energy East
                              Corp.
Began serving: February
1988

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John S. Cramer                Principal Occupations: President Emeritus,             $54,000
4216 Jonathan Lane            Pinnacle Health System (health care);
Harrisburg, PA 17110          Director, Highmark Blue Cross Blue Shield.
Birth date: February 22,
1942
                              Other Directorships Held: Highmark Blue
Trustee                       Cross Blue Shield; Chek-Med Corporation.

Began serving: December
2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Daniel R. Gernatt, Jr.        Principal Occupations: President and CFO,              $49,000
Richardson & Taylor           Gernatt Asphalt Products, Inc.; President,
Hollow Roads                  Dan Gernatt Gravel Products, Inc.;
Collins, NY                   President, Country Side Sand & Gravel, Inc.
Birth  date: July 14,
1940                          Other Directorships Held: None

Trustee

Began serving: February
1988

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William H. Cowie, Jr.         Principal Occupations: Retired Vice Chairman           $51,000
1408 Ruxton Road              of Signet Banking Corp., since 1991.
Baltimore, MD
Birth date: January 24,       Other Directorships Held: None
1931

Trustee

Began serving: September
2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard B. Seidel             Principal Occupations: Chairman and Director           $54,000
770 Hodges Lane               (since 1995) of Girard Partners, a
Strafford, PA                 registered broker-dealer
Birth date: April 20,
1941                          Other Directorships Held: None

Trustee

Began serving: September
2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dr. Marguerite D.             Principal Occupations: Chairman, Federal                 $0
Hambleton*                    Reserve (Buffalo Branch); Board Member,
62 LaNoche Court              Western New York Public Broadcasting:
Buffalo, NY                   Trustee, Canisius College; Retired President
Birth date: February 19,      and CEO of AAA Western and Central New York.
1943
                              Other Directorships Held: None
Trustee

Began serving: September
2005

--------------------------------------------------------------------------------

*Dr. Hambleton became a trustee on September 1, 2005, and therefore did not earn any compensation during the Trust's fiscal year ended April 30, 2005.

OFFICERS




                              ---------------------------------------------
          Name                                                                        Total
         Address                                                                  Compensation
       Birth date        -----  Principal Occupations for Past Five Years             From
   Position With Trust                   and Previous Positions                      Trust*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles L. Davis              Principal Occupations: Vice President,                   $0
-------------------------     Managing Director of Mutual Fund Services,
Federated Investors Tower     Federated Services Company; and President,
Pittsburgh, PA                Edgewood Services, Inc.
Birth Date:  March 23,
1960                          Previous Positions: President, Federated
                              Clearing Services; and Director, Business
Chief Executive Officer       Development Mutual Fund Services, Federated
                                Services Company.
Began serving: December
2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Carl W. Jordan                Principal Occupations:  Senior Vice                      $0
One M&T Plaza                 President, M&T Bank, 2001-Present;
Buffalo, NY                   Administrative Vice President, M&T Bank,
Birth date: January 2,        1995-2001.
1955

President

Began serving: May 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kenneth G. Thompson           Principal Occupations: Administrative Vice               $0
100 East Pratt Street         President, M&T Bank, 2002-Present; Vice
Baltimore, MD                 President, M&T Bank, 1999-2002; Regional
Birth date: September 4,      Sales Manager, M&T Securities, Inc.,
1964                          1995-1999.

Vice President

Began serving: May 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Philip R. Carbone             Principal Occupations: Vice President,                   $0
100 East Pratt Street,        Director of Distribution for Proprietary
15th floor                    Products, M&T Securities, since 2003;
Baltimore, MD                 Manager, Vision Shareholder Services and
Birth date: July 27, 1954     Discount Brokerage, 1998-2002.

Vice President                Previous Positions: Regional Sales Manager,
                              M&T Securities, Inc., 1995-1998.
Began serving: September
2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Scot A. Millen                Principal Occupations: Vice President,                   $0
100 East Pratt Street,        Product Manager, M&T Securities, since 2002;
15th floor                    Executive Associate, M&T Investment Group,
Baltimore, MD                 2001-2002; Summer Associate, M&T Investment
Birth date: February 22,      Group, 2000.
1969

Vice President

Began serving: September
2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Judy Mackin                   Principal Occupations: Vice President,                   $0
Federated Investors Tower     Mutual Fund Services Division, Federated
Pittsburgh, PA                Services Company.
Birth date: May 30, 1960

Vice President and
Assistant Treasurer

Began serving: March 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard J. Thomas             Principal Occupations:  Principal Financial              $0
Federated Investors Tower     Officer and Treasurer of the Federated Fund
Pittsburgh, PA                Complex; Senior Vice President, Federated
Birth Date:  June 17,         Administrative Services.
1954
                              Previous Positions:  Vice President,
Treasurer                     Federated Administrative Services; held
                              various management positions within Funds
Began serving: December       Financial Services Division of Federated
2002                          Investors, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas R. Rus                 Principal Occupations: Chief Compliance                  $0
100 East Pratt Street,        Officer, MTB Group of Funds, MTB Investment
17th Floor                    Advisor, Inc. and Zirkin-Cutler Investments,
Baltimore, MD                 Inc.
Birth Date: October 11,
1959                          Previous Positions: Vice President and
                              Associate Counsel, M&T Bank 2003-2004; Vice
Chief Compliance Officer      President and trust Counsel, Allfirst
                              Financial, Inc. 1995-2003.
Began serving:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Steven Friedman               Principal Occupations: Anti-Money Laundering             $0
Federated Investors           Compliance Officer of the Federated Fund
Tower                         Complex.
Pittsburgh, PA
Birth Date: May 12, 1950
                              Previous Positions:  Senior Vice President,
AML Compliance Officer        Parkvale Bank.
Began serving:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


C. Grant Anderson             Principal Occupations: Counsel, Reed Smith,              $0
Federated Investors Tower     LLP (since October 2002)
Pittsburgh, PA
Birth date: November 6,
1940                          Previous Positions Corporate Counsel,
                              Federated Investors, Inc.; Vice President,
Secretary                     Federated Services Company.

Began serving: December
2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Victor R. Siclari             Principal Occupations: Partner, Reed Smith,              $0
Federated Investors Tower     LLP (since October 2002)
Pittsburgh, PA
Birth date: November 17,
1961                          Previous Positions Senior Corporate Counsel
                              and Vice President,  Federated Services
Assistant Secretary           Company (prior to October 2002).

Began serving: May 2000; Secretary from August 11, 1995 to May 11, 2000;
Assistant Secretary from May 11, 2000 to present
--------------------------------------------------------------------------------

* Officers do not receive any compensation from the Funds.

COMMITTEES OF THE BOARD

     Board        Committee                Committee Functions                                 Meetings Held
  Committee       Members                                                                       During Last
                                                                                                Fiscal Year

  Executive      Mark J. Czarnecki        In between the meetings of the full Board,                 0
                 --------------------     the Executive Committee generally may
                 Daniel R. Gernatt,       exercise all the powers of the full Board in
                 Jr.                      the management and direction of the business
                 Richard B. Seidel        and conduct of the affairs of the Trust in
                                          such manner as the Executive Committee
                                          shall deem to be in the best interests
                                          of the Trust. However, the Executive
                                          Committee cannot elect or remove Board
                                          members, increase or decrease the
                                          number of Trustees, elect or remove
                                          any Officer, declare dividends, issue
                                          shares or recommend to shareholders
                                          any action requiring shareholder
                                          approval.

    Audit        Joseph J. Castiglia      The purposes of the Audit Committee are to                Four
                 William H. Cowie,        oversee the accounting and financial
                 Jr.                      reporting process of the Funds, the Funds'
                 John S. Cramer           internal control over financial reporting,
                 Richard B. Seidel        and the quality, integrity and independent
                                          audit of the Funds' financial
                                          statements. The Committee also
                                          oversees or assists the Board with the
                                          oversight of compliance with legal
                                          requirements relating to those
                                          matters, approves the engagement and
                                          reviews the qualifications,
                                          independence and performance of the
                                          Funds' independent registered public
                                          accountants, acts as a liaison between
                                          the independent registered public
                                          accountants and the Board and reviews
                                          the Funds' internal audit function.

 Nominating*     Joseph J. Castiglia      The Nominating Committee, whose members                   One
                 John S. Cramer           consist of all independent Trustees, selects
                 Daniel R. Gernatt,       and nominates persons for election to the
                 Jr.                      Funds' Board when vacancies occur. The
                 William H. Cowie,        Committee will consider candidates
                 Jr.                      recommended by shareholders, Independent
                 Richard B. Seidel        Trustees, officers or employees of any of the
                                          Funds' agents or service providers and
                                          counsel to the Funds. Any shareholder
                                          who desires to have an individual
                                          considered for nomination by the
                                          Committee must submit a recommendation
                                          in writing to the Secretary of the
                                          Funds, at the Funds' address appearing
                                          on the back cover of this Statement of
                                          Additional Information. The
                                          recommendation should include the name
                                          and address of both the shareholder
                                          and the candidate and detailed
                                          information concerning the candidate's
                                          qualifications and experience. In
                                          identifying and evaluating candidates
                                          for consideration, the Committee shall
                                          consider such factors as it deems
                                          appropriate. Those factors will
                                          ordinarily include: integrity,
                                          intelligence, collegiality, judgment,
                                          diversity, skill, business and other
                                          experience, qualification as an
                                          "Independent Trustee," the existence
                                          of material relationships which may
                                          create the appearance of a lack of
                                          independence, financial or accounting
                                          knowledge and experience, and
                                          dedication and willingness to devote
                                          the time and attention necessary to
                                          fulfill Board responsibilities.



*created effective June 23, 2004

BOARD OWNERSHIP OF SHARES IN THE FUNDS AND IN THE TRUST
AS OF DECEMBER 31, 2004


         Interested               Dollar Range of               Aggregate
      Board Member Name             Shares Owned             Dollar Range of
                                     in Fund[s]              Shares Owned in
                                                                 the Trust

Mark J. Czarnecki                                             Over $100,000
     MTB Mid Cap Stock Fund          $1-$10,000
     MTB New York Tax-Free
     Money Market Fund             Over $100,000
     MTB Money Market Fund         Over $100,000



Independent                       Dollar Range of               Aggregate
Board Member Name                   Shares Owned             Dollar Range of
                                     in Fund[s]              Shares Owned in
                                                                the Trust

Joseph J. Castiglia                                           Over $100,000
     MTB Money Market Fund           $1-$10,000
     MTB Small Cap Stock Fund        Over $100,000

John S. Cramer                                                  $1-$10,000
      MTB Managed Allocation         $1-$10,000
         Fund - Moderate
         Growth
      MTB International              $1-$10,000
         Equity Fund
      MTB Large Cap Stock            $1-$10,000
         Fund

William H. Cowie, Jr.                   None                       None

Daniel R. Gernatt, Jr.                                        Over $100,000
       MTB New York Tax-Free       Over $100,000
          Money Market Fund
       MTB Large Cap Growth        Over $100,000
          Fund
       MTB Large Cap Value         Over $100,000
          Fund
       MTB Mid Cap Stock Fund      Over $100,000
       MTB International           Over $100,000
          Equity Fund

Richard B. Seidel                                            $50,001-$100,000
     MTB Multi Cap Growth         $10,001-$50,000
          Fund
     MTB Equity Income Fund       $10,001-$50,000


As of January 13, 2006, the Funds' Board and Officers as a group owned less than 1% of each Fund's outstanding Shares.



INVESTMENT ADVISOR
The Advisor conducts investment research and makes investment decisions for the Funds.

The Advisor shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

As required by the 1940 Act, the Funds' Board has reviewed the Funds' investment advisory contract and subadvisory contracts. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Funds' investment objectives and long term performance; the Advisor's and subadvisors' management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services provided to the Funds and its shareholders by the M&T organization in addition to investment advisory services.

In assessing the Advisor's and subadvisors' performance of their respective obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Funds' operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of the Advisor's industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Funds.

The Board also considers the compensation and benefits received by the advisor and subadvisors. This includes fees received for services provided to the Funds by other entities in the M&T organization and research services received by the Advisor and subadvisors from brokers that execute Fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the advisor and its affiliates as a result of the advisor's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the advisor's service and fee. The Funds' Board is aware of these factors and takes them into account in its review of the Funds' advisory contract.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Funds and working with the Advisor and subadvisor on matters relating to its funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisor and subadvisor. M&T provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the advisor's investment philosophy, personnel, and processes; the fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the fund's expenses (including the advisory fee itself and the overall expense structure of the fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisor and subadvisors and their respective affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the funds and/or the Advisor and subadvisors are responding to them.

The Board also receives financial information about the Advisor and subadvisors, including reports on the compensation and benefits the Advisor or subadvisors, as the case may be, derives from its relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees received by the Advisor's or subadvisor's subsidiaries for providing other services to the Funds under separate contracts (e.g., for serving as the Funds' administrator and transfer agent). The reports also discuss any indirect benefit the Advisor or subadvisor may derive from its receipt of research services from brokers who execute fund trades.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each fund to the MTB family of funds, the Board does not approach consideration of every fund's advisory contract as if that were the only fund offered by the Advisor.


Portfolio Manager Information
The following information about the Funds' Portfolio Managers is provided as of the end of the Funds' most recently completed fiscal year.

MTB Investment Advisors, Inc.

Susan L. Schnaars, CFA, CPA





                                              Total Number of Other
Other Accounts Managed by                       Accounts Managed/
Susan L. Schnaars, CFA, CPA                       Total Assets*
Registered Investment Companies                 2 / $291,000,000
Other Pooled Investment Vehicles                        0
Other Accounts                                   34/$550,000,000
*None of the Accounts has an advisory fee that is based on the performance of the account.
------------------------------------------------------------------------------

Dollar value range of shares owned in the Maryland Municipal Bond Fund: None.

Compensation Structure

Compensation is comprised of a base salary and an annual incentive bonus. The base salary is based on the job description of the position and the overall qualifications of the individual. Ms. Schnaars' performance is formally evaluated annually and based on a variety of factors. Her bonus is partially determined by the investment performance of the funds she manages relative to the benchmarks for those funds. The benchmark for the MTB Maryland Municipal Bond Fund is the Lipper Other States Intermediate Municipal Funds Average and the benchmark for the MTB Pennsylvania Municipal Bond Fund is the Lipper Pennsylvania Intermediate Municipal Funds Average.. In addition, her bonus is also based on other job responsibilities at MTB Investment Advisors, Inc., such as institutional investment account management and client relationship management, risk control/adherence to process management guidelines, and participation in new business activities such as the attraction of new accounts or the addition of assets to existing accounts. The bonus can be paid in cash and/or stock options in M&T Bank Corporation. Deferred stock options awarded at year-end are based purely on the discretion of M&T Bank senior management.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

o The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. MTBIA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, MTBIA has adopted procedures for allocating portfolio transactions across multiple accounts.

o With respect to many of its clients' accounts, MTBIA determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, MTBIA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, MTBIA may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

o The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where MTBIA has an incentive, such as a performance-based management fee, which MTBIA may charge in the future to some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

MTBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

See also the "Advisor Potential Conflict" section in the Prospectus regarding the conflicts of interest in managing the Managed Allocation Funds.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING
As required by SEC rules, the Funds, their Adviser and Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Advisor authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Advisor's policies and procedures for voting the proxies, which are set forth in their entirety below.


                          MTB INVESTMENT ADVISORS, INC.
                               PROXY VOTING POLICY

                                  INTRODUCTION
      MTB Investment Advisors, Inc. acknowledges that among its duties as a fiduciary to its clients is the obligation to protect the interests of its clients by voting the shares held by its clients' accounts. In order to ensure that shares are voted in all appropriate circumstances, Adviser will exercise voting discretion as to all shares unless voting discretion is specifically reserved for the client or assigned to a third party in the advisory contract. To ensure that shares are voted in a consistent manner and in the best interest of its clients, Adviser has adopted this Proxy Voting Policy.

                        GENERAL STANDARDS AND APPROACH Each year, the Adviser receives hundreds of proxy solicitations with respect to voting securities held in client accounts. The matters to be voted upon may be proposals of management or of stockholders, and cover a diverse assortment of complex issues. Whether the interests of shareholders are best served by a vote "for" or "against" a proposal often depends upon the context, the effects that adoption could have on the company's business, and the motivations of the parties making the proposal. These determinations require a considerable investment of time, resources and expertise.
      Given the sheer volume of proxies, and the broad spectrum of issues to be voted upon, the proxy voting process represents a considerable administrative burden. In order to efficiently discharge its duty to vote proxies, Adviser has engaged a third party, Institutional Shareholder Services, Inc. ("ISS") to perform the function of analyzing and providing recommendations on voting proxies.
      ISS is the acknowledged industry leader in assisting institutional shareholders with the types of proxy analysis described above. Adviser has reviewed the policies and considerations applied by ISS in voting proxies and found them to be fully consistent with the policies of Adviser, which are set forth in detail herein. Accordingly, Adviser will generally follow the ISS recommendations in voting proxies.
      In general, Adviser believes that it is in the best interests of its clients to vote its clients' shares so as to promote the alignment of the interests of corporate management with the interests of its shareholders, to improve the accountability of corporate management to its shareholders, to reward good performance by management, and to approve proposals that Adviser believes will result in financial rewards for its clients.
      Adviser reserves the right to override any voting policy stated below when it believes that a vote contrary to a policy would be in the best interest of Adviser's clients. Any vote contrary to a stated policy must be approved by the Trade Management Oversight Committee of the Adviser's Board of Directors, or that Committee's designee. A written summary of the considerations in making the voting decision should be prepared and retained with the records of the proxy.
      Adviser believes that addressing its proxy voting obligations as described in this Proxy Voting Policy will promote the best interests of shareholders, and therefore, will be in the best interests of Adviser's clients.


                              CONFLICTS OF INTEREST

      Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.
      The Trade Management Oversight Committee has reviewed a copy of the ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Adviser as result of business conducted by ISS. The Trade Management Oversight Committee believes that the policies, procedures and practices followed by ISS minimize the potential conflicts of interest by ISS in making voting recommendations to Adviser.
      Whenever a portfolio manager determines that it is in a client's best interest to vote on a particular proposal in a manner other than in accordance with the guidelines set forth in this Proxy Voting Policy, or the policy does not address how to vote on the proposal, the portfolio manager shall present the matter to the Trade Management Oversight Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with the voting of the client proxy.
      For purposes of identifying conflicts under this policy, the Trade Management Oversight Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by employees of Adviser, and other information actually known by a member of the Trade Management Oversight Committee.
      In the event that the Trade Management Oversight Committee determines that Adviser has a material conflict of interest with respect to a proxy proposal, then Adviser shall either:
            1. Vote on the proposal in accordance with the recommendation of the Trade Management Oversight Committee or that committee's designee;
            OR
            2. Prior to voting on the proposal, either:
            (i) Contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and will vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or
            (ii) Fully disclose the nature of the conflict to the client(s), and obtain the client's consent as to how Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).
      Adviser may not address a material conflict of interest by abstaining from voting, unless the Trade Management Oversight Committee (or that committee's designee) has determined that not voting the proxy is in the best interest of a client. However, as indicated above, there may be other circumstances where Adviser determines that refraining from voting a proxy is in the client's best interest and the existence of a material conflict of interest shall not affect such a determination.
      The Trade Management Oversight Committee shall document the manner in which proxies involving a material conflict of interest have been voted by Adviser as well as the basis for any determination that Adviser does not have a material conflict of interest in respect of a particular matter.
ROUTINE MATTERS
VOTING FOR DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS.
Adviser will vote for the candidates nominated by management in uncontested elections unless there is a basis or reason for opposing such candidates, in which event Adviser shall withhold its vote for such candidates. To the extent practicable, Adviser will consider the following factors when assessing reasons for opposing candidates in uncontested elections and making case-by-case voting determinations in contested elections:
    o Long-Term Corporate Performance Record. When Adviser believes that there has been consistent underperformance by a company, Adviser will consider the potential for effecting change when evaluating incumbent candidates and first-time candidates. As part of this consideration, Adviser will examine the company's financial performance measures, market-based performance measures, S&P Common Stock rankings, and any other applicable performance measures.
    o Composition of the Board and Key Board Committees. Adviser will consider a director to be independent if he or she has no connection to the company other than a board seat. Even if the board member has served on the board for over ten years, he/she will still be considered to be an independent director.
      Key board committees such as audit, compensation, and nominating committees should be composed entirely of independent directors. Votes for insider directors will normally be withheld if they serve on any of these committees. In addition, votes for inside directors should be withheld in instances where the full board serves as the audit, compensation, or nominating committee or in instances where the company does not have one of these committees.
    o Attendance at Meetings. An incumbent candidate should have attended at least 75 percent of the board and committee meetings. Mitigating circumstances for absenteeism may include the convening of relatively few meetings and other reasonable justifications that are not likely to reoccur.
    o Director's Investment in the Company. Ownership of a significant block of stock is a positive factor because it tends to align the director's interests with those of the shareholders. The lack of any stock holding or a small holding may be a negative factor in the absence of an explanation. Stock ownership should not be a factor in the case of candidates, such as academics or religious leaders, who may be qualified to serve but lack the wealth to buy stock.
    o Retired Chief Executive Officers (CEOs). Nominations of retired CEOs to boards of the companies they headed are generally not favored but may be supported in exceptional circumstances. For example, the nomination of a retired CEO with an outstanding record of performance by a nominating committee composed of independent directors would be viewed more favorably than the nomination of a former CEO with a lackluster performance record by directors who owe their positions to him.
    o Number of Other Board Seats. A candidate generally should not serve on more than four boards at once (except boards of registered investment companies that are a family of funds), especially if he or she holds a regular, full-time position apart from being a director.
    o Other Factors. Any other factor bearing on the qualifications of candidates to serve as directors, including but not limited to conviction of a crime, payment of greenmail, appearance of entrenchment, interlocking directorships, etc., may be considered.
RATIFYING AUDITORS.
Adviser will vote for resolutions to ratify auditors, unless there is reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

CHANGES IN CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MAJORITY OF INDEPENDENT DIRECTORS. Adviser will generally vote for shareholder resolutions seeking boards composed of a majority of independent directors.
Adviser will vote for shareholder resolutions seeking board audit committees, compensation committees, and nomination committees composed exclusively of independent directors.
Exceptions to the rule may be made where the board is already sufficiently independent and is fulfilling its fiduciary duty making support of such proposals unnecessary.
STAGGERED VERSUS ANNUAL ELECTIONS.
Adviser will vote for proposals to repeal classified boards and elect all directors annually. Adviser will vote against proposals to classify boards. A classified Board is one in which all directors are not elected in the same year; rather the directors' terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors.
CUMULATIVE VOTING.
Adviser will vote for proposals to permit cumulative voting in cases where there are insufficient good governance provisions and against in cases where there are sufficient good governance provisions.
Adviser will vote against proposals to eliminate cumulative voting. Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned, which is the so-called "one share, one vote" standard. A minority of companies allow cumulative voting, which permits shareholders to distribute the total number of votes they have in any manner they see fit when electing directors. For example, if a shareholder owns 50,000 shares and three director seats are open for election, the shareholder may cast 150,000 votes for one candidate (or otherwise distribute his 150,000 votes as he desires).
While cumulative voting can be an important tool to promote management accountability, the need for such a policy should be evaluated in concert with the company's other governance provisions. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting in not essential. However, it would be necessary for a company's governing documents to contain the following provisions for Adviser to vote against providing for cumulative voting:
(a) Annually elected board;
(b) Majority of board composed of
independent directors;
(c) Nominating committee composed solely of independent directors;
(d) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests);
(e) Ability of
shareholders to call special meetings or to act by written consent with 90 days' notice;
(f) Absence of superior voting rights for one or more classes of stock.
For example, an unacceptable structure could consist of two classes of stock where Class A stock was entitled to one vote per share stock was entitled to 10 votes per share;
(g) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders;
(h) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead hand poison pill);
(i) (Optional) Published statement of board governance guidelines, including a description of the process for shareholders to submit director nominees that ensures valid nominees are considered.
In addition to these desired governance provisions, the company's performance must be comparable to that of its peers or the board must have demonstrated its focus on increasing shareholder value by taking action to improve performance. For example, the board may have recently replaced management or changed strategic direction.
PREEMPTIVE RIGHTS.
Adviser will vote on a case-by-case basis regarding shareholder proposals seeking preemptive rights. Preemptive rights guarantee existing shareholders the first opportunity to purchase shares of new stock issues in the same class they already own and in an amount equal to the percentage of stock they own. While shareholders may not choose to exercise their right, it at least affords them some protection from involuntary dilution of their ownership interest, as well as an opportunity to save a brokerage commission. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices that are unfavorable to them. Generally, we do not believe the cost of implementing preemptive rights is justified by the value added to shareholders. In evaluating proposals on preemptive rights, Adviser will look at the size of the company and the characteristics of its shareholder base.
STOCK OWNERSHIP REQUIREMENTS.
Adviser will vote against shareholder resolutions requiring directors to own a minimum amount of company stock to qualify as a director or remain on the board.
TERM OF OFFICE.
Adviser will vote against
shareholder proposals to limit the tenure of outside directors.
AGE LIMITS
Adviser will vote against shareholder proposals to impose mandatory retirement age for outside directors.
DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION.
Adviser will vote for proposals for indemnification and liability protection that satisfy the following conditions: (1) the director must have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, (2) such protection does not extend beyond legal expenses to acts involving gross negligence or other violations of the duty of care that exceed reasonable standards, (3) such protection does not extend to acts involving a breach of the duty of loyalty or self dealing, (4) such protection does not limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (5) such protection does not extend to acts involving criminal activity. Adviser will vote against proposals that are overly broad.
SEPARATING CHAIRMAN AND CEO.
Adviser will vote shareholder proposals requiring that the positions of chairman and CEO be held separately on a case-by-case basis. In cases in which corporate performance is average or better relative to a peer group and market index, Adviser will vote against shareholder proposals to separate the positions. In cases in which performance is below average, Adviser will generally vote for resolutions to separate the positions, especially if the same person has held both positions over a sustained period of underperformance.
SHAREHOLDERS'ABILITY TO REMOVE DIRECTORS.
Adviser will vote against proposals that provide that directors may be removed only for cause. Adviser will vote for proposals to restore shareholder ability to remove directors with or without cause. Adviser will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Adviser will vote for proposals that permit shareholders to elect directors to fill board vacancies. Shareholders' ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. Many companies have solicited shareholder approval prohibiting the removal of directors except for cause (guilty of self-dealing, fraud, or misappropriation of company assets). This type of prohibition insulates the directors from removal by shareholders even if the director has been performing poorly, not attending meetings, or not acting in the best interest of shareholders. In addition, proposals will often be bundled to contain provisions which specify that if a board vacancy exists, only the continuing directors may appoint new directors to fill the vacancies, further insulating the board by allowing directors to fill a vacancy of a board member removed by shareholders.
SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETINGS.
Adviser
will vote against proposals to restrict or prohibit shareholder ability to call special meetings. Adviser will vote for proposals that remove restrictions on the right of shareholders to call special meetings independently of management. According to the Institutional Shareholder Services, Inc. (ISS) database, most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. The laws in some states vest corporations with the discretion to limit or deny altogether the right of shareholders to call a special meeting. States that provide this right may require that the shareholder proponent, or group of shareholders, own a specified percentage of the outstanding shares (10 percent is a common requirement) to bring the proposal for a special meeting to a shareholder vote. The percentage of shareholder votes required to force the corporation to call a special meeting varies from state to state. ISS reports that 129 of the S&P 500 companies either do not provide for the right of shareholders to call special meetings or place voting restrictions on the right. The remaining 371 companies allow the right to call special meetings. Special meetings give shareholders the ability to take such actions as removing directors, initiating a shareholder resolution, or responding to a beneficial offer if the bidder cannot call a special meeting, without having to wait for the next scheduled meeting. The inability to call a special meeting could be detrimental to the interests of shareholders. The most common management proposals regarding special meetings seek higher vote requirements to call special meetings or elimination of the right to special meetings. These management proposals also may contain supermajority voting requirements for the amendment of special meeting restrictions, which effectively lock the restrictions in place. Shareholder resolutions regarding special meetings typically call for the restoration or expansion of the right to call special meetings.


SHAREHOLDERS' ABILITY TO ALTER THE SIZE OF THE BOARD. Adviser will vote for proposals that seek to fix the size of the board. Adviser will vote against proposals that give management the ability to alter the size of the board without shareholder approval.
SHAREHOLDERS' ABILITY TO ACT BY WRITTEN CONSENT.
Adviser will vote against proposals to restrict or prohibit shareholders from taking action by written consent. Adviser will vote for proposals to allow or make easier shareholder action by written consent.
A consent solicitation is similar to a proxy solicitation: consents are mailed to shareholders for their vote and signature, and they are then delivered to management. The only procedural difference is that the consent process ends with delivery of the consents. If enough consents are returned, the subject of the consent is deemed ratified. By contrast, a proxy solicitation must end with a meeting because proxy cards merely authorize the indicated "proxy" to cast a vote at a shareholder meeting. A signed consent is itself a final vote and, as such, does not require a vote by proxy at a shareholder meeting.
Consent solicitations can be advantageous to both shareholders and management because the process is less expensive than holding a physical meeting, and shareholders can simply respond to the proposal by mail. Institutional Shareholder Services, Inc. (ISS) reports that 350 of the S&P 500 companies allow shareholder action by written consent. The remaining 150 companies either do not allow action by written consent or place restrictions on such action.
Many states require a unanimous shareholder vote for the subject of a consent solicitation to become effective, according to ISS. In other states, consent subjects are ratified if the consent vote matches the ratification vote required at a shareholder meeting.
Detractors of the ability to act by written consent argue that since shareholders are not required to provide advance notice to the SEC of their intention to take action by written consent, a consent solicitation aimed at replacing a board or other takeover measure can be inherently coercive because it does not allow shareholders enough time to evaluate their actions properly. Shareholder rights advocates counter that institutional investors possess the expertise and resources to evaluate a consent solicitation in the allotted time. PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS.
Contested elections involving the nomination of an entire board of directors in opposition to the current board (hostile takeover) or the nomination of a minority of directors in opposition to the management slate (proxy contest) shall be voted on a case-by-case basis with the vote determined by the Adviser's Trade Management Oversight Committee or that Committee's designee. Among the relevant considerations for a determination of the vote are the overall long-term financial performance of the target company, management's track record, background of the proxy contest, qualifications of director nominees, evaluation of the positions of both sides and likelihood of accomplishing proposed objectives, and stock ownership holdings.
REIMBURSING PROXY SOLICITATION EXPENSES.
Adviser will vote shareholder proposals that provide for full reimbursement for dissidents waging a proxy contest on a case-by-case basis. Generally, the reimbursement system is currently biased as reimbursement for incumbents is rarely denied with reimbursement of dissidents only being paid if they gain control of the company. Factors to be considered in determining how to vote include the identity of persons who will pay solicitation expenses, estimated total cost of solicitation, total expenditures to date, fees to be paid to proxy solicitation firms, and the terms of a proxy contest settlement, if applicable. If the request for reimbursement is after the proxy contest, consider the percentage of the votes captured by the dissidents and management, the issues involved, and the expected benefits resulting from the proxy contest as well as the total amount requested in efforts to estimate a reasonable cost for lawyer fees, professional solicitors, investment bankers, travel costs, mailing and printing.

COMPENSATION
EXECUTIVE COMPENSATION PLANS.
Adviser will vote on stock option plans, incentive plans, and other executive compensation plans on case-by-case determinations of reasonableness. Adviser will evaluate executive compensation plans by measuring shareholder value transfer (SVT) using a Binomial Model developed by Institutional Shareholder Services (ISS), which is a variation of the widely known Black-Scholes mathematical option pricing formula and allows for the possibility of early option exercise and other characteristics unique to nonpublicly traded options, and voting power dilution (VPD). Voting power dilution is the relative reduction in voting power as stock-based incentives are exercised and existing shareholders' proportional ownership in a company is diluted. SVT and VPD, as calculated by ISS, are compared to an industry-specific, market cap-based benchmark (allowable cap) calculated by ISS. If SVT and VPD are less than the allowable cap, Adviser will generally vote in favor of the plan; if SVT and VPD are greater than the allowable cap, Adviser will generally vote against the plan. Although no single factor below may be dispositive of a voting determination, other factors to be considered are as follows:
    o Option Exercise Price. Adviser does not favor option exercise prices for executives that are less than 100 percent of fair market value at the grant date.
    o Replacing or Repricing Awards or Grants. Adviser does not favor stock option plans with provisions that allow the repricing of options already granted at a lower exercise price or that allow participants to swap options already granted for lower priced options. (This policy relates to so-called "underwater" options, for which the stock price has dropped below the exercise price.) An exception may be considered if the decline in stock price results from a market phenomenon rather than company-specific poor performance.
    o Omnibus or Blank Check Stock Plans. Adviser does not favor "omnibus" or "blank check" stock plans that give directors broad discretion to decide how much and what kind of stock to award, when to make awards, and to whom the awards should be made. (Omnibus plans authorize five or more different types of awards.)
    o Pyramiding. Adviser generally does not favor "pyramiding," a cashless form of stock option exercise that permits the payment for stock options with previously owned, appreciated shares in successive, short-term transactions, thus pyramiding a small stock holding into a larger holding.
    o Stock Appreciation Rights. Adviser does not favor stock appreciation rights, which allow the recipient to collect, in cash, the difference between the exercise price and the market price of an option without having to make a personal cash outlay to exercise the option.
    o Reload Options (also termed Restoration Options, Incremental Stock Ownership, or Accelerated-Ownership Options). Adviser does not favor reload stock options, which is a compensation scheme that grants a new option for each exercise of a plan participant's stock options. Reloads come into play only when an option holder pays to exercise with stock; the new option is granted for shares turned in, at the current market price. The risk that a plan participant will not have captured the highest stock price is eliminated because every time an option is exercised, another option replaces the exercised option. This enables the participant to continue to realize all the upside potential inherent in the original stock option grant.
    o Restricted Stock. Adviser does not favor grants of stock that are subject to restrictions but cost the recipient little or nothing and are not aligned with performance goals. Such shares are usually subject to forfeiture if the recipient leaves the company before a specified period of time. The restrictions usually lapse over three to five years, during which time the recipient cannot sell his shares but is typically entitled to vote the stock and receive dividends.
    o Change of Control Features. Adviser does not favor stock option plans that incorporate provisions for acceleration or cash-out upon a change in control of the company (e.g., mergers and acquisitions).
    o Loans to Executives. Adviser generally does not favor allowance of corporate loans to company officers for the purpose of buying stock, especially if the loans are at subsidized interest rates.
    o Amendments. Adviser does not favor plans that authorize the Board of Directors or its Compensation Committee to materially amend a plan without shareholder approval.
DIRECTOR COMPENSATION.
Adviser will vote for director compensation plans on a case-by-case basis. Adviser favors director compensation plans that include a large component of stock-based compensation in proportion to the cash component. The same factors for assessing the reasonableness of executive compensation plans may be applied to director compensation proposals.
SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY. Adviser will vote for shareholder proposals to limit executive and director compensation on a case-by-case basis.
Adviser will vote for shareholder proposals seeking additional disclosure of executive and director pay information that is relevant to voting determinations under this policy.
The policy considerations identified above for voting determinations on executive compensation plans may be relevant to determinations on shareholder proposals to limit executive and director compensation. Adviser opposes shareholder proposals that impose arbitrary limits on compensation.
GOLDEN AND TIN PARACHUTES.
Adviser will vote for shareholder proposals to submit golden and tin parachutes to shareholders for ratification. Adviser will vote on a case-by-case basis for proposals to ratify or cancel golden or tin parachutes.
Management occasionally will propose a compensation plan that is triggered by both a change in control of the company (e.g., hostile takeover or merger) and termination of employment. These plans are commonly known as "golden parachutes" in the case of top management and "tin parachutes" in the case of middle management and other non-highly compensated employees. Shareholders should be allowed to vote on all plans of this type. Adviser will vote against parachute proposals that can be triggered by a mechanism or procedure that is within the control of management or that exceed three times the annual base salary and bonus of the recipients. The fact that a proposal includes reasonable provisions for guaranteed retirement and other benefits should not be viewed negatively. EMPLOYEE STOCK OWNERSHIP PLANS (ESOP).
Adviser will vote for proposals seeking shareholder approval to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is excessive (i.e., usually greater than 5 percent of the outstanding shares).
ESOPs are stock bonus plans, or combinations of stock bonus plans and money purchase pension plans, which qualify under the Internal Revenue Code of 1986, ERISA, and other statutory and regulatory requirements. The plans are designed to defer a portion of current employee income for retirement purposes.
EMPLOYEE STOCK PURCHASE PLANS.
Adviser will vote for proposals with an offering period of 27 months or less and voting power dilution (VPD) of ten percent or less and will vote against all other proposals.
Employee stock purchase plans give employees an opportunity to purchase stock (usually at a discount to market), primarily through payroll deductions. Such plans can lead to greater commitment from employees, provide performance incentives, and allow workers to share in the growth potential of their employer.
401(k) EMPLOYEE BENEFIT PLANS.
Adviser will vote for proposals to implement 401(k) savings plans for employees. MERGERS AND CORPORATE RESTRUCTURINGS
MERGERS AND ACQUISITIONS.
Adviser will normally vote with management when a corporation is merging with, or into, or acquiring, or being acquired by another firm or company on a friendly basis. Hostile bids will be considered on a case-by-case basis. Adviser's vote on proposed mergers or acquisitions should promote the long-term financial interest of its clients' accounts. Among the factors to be considered are:
    o existence of clear, long-term benefits to shareholders, such as demonstrable stock price appreciation;
    o whether a "fairness opinion" has been issued and, if so, its quality and the credibility of the provider;
    o anticipated financial and operating benefits, including synergies to be obtained, if any;
    o offer price;
    o preservation or elimination of shareholder rights;
    o whether insiders would acquire control blocks of stock or receive excessive compensation or takeover cash-outs;
    o other options that may be available.
ASSET SALES.
Adviser will vote for asset sales that yield reasonable value and that serve a stated corporate purpose, such as debt reduction, shedding an unprofitable business, elimination of diseconomies of scale or negative synergies, raising needed capital, etc.
Asset sales are often accompanied by an investment banker's opinion that compares the sale transaction with similar deals. The market response to the announcement of a proposed asset sale may also provide an indication of its effect on shareholders.
SPIN-OFFS.
Adviser will vote for spin-offs that add economic value to its clients' investment. A spin-off is a corporate strategy that divides a segment or division of a large company into a separate corporate entity, the shares of which are distributed to existing shareholders as a bonus or dividend. By way of example, a corporation may spin off a business that is unprofitable or distracts from its core business. Among the factors that should be considered are the following:
    o tax and regulatory advantages;
    o market reaction to the announcement of proposed spin-off; o effects of spin-off on parent company; o planned use of sale proceeds; o managerial incentives that promote entrepreneurial behavior and better control over operations; and
    o possible motivation to thwart takeover attempts.
LIQUIDATIONS.
Adviser will vote on liquidations on a case-by-case basis after considering management's efforts to pursue other alternatives, the appraisal value of the assets, and the compensation plan for the executives managing the liquidation. Although obviously not good news for long-term investors, a voluntary liquidation is generally more attractive for shareholders than either a bankruptcy or an offer for the company as a whole that is less than the value of its assets.
APPRAISAL RIGHTS.
Adviser will vote for proposals to restore or confer rights of appraisal. Mergers and other corporate restructuring transactions are subject to appraisal rights in many states. Rights of appraisal provide shareholders that are not satisfied with the terms of certain corporate transactions the right to demand a judicial review to determine a fair value for their shares. Appraisal rights also serve another important interest. If a majority of shareholders approve a given transaction, the exercise of appraisal rights by a minority shareholder will not necessarily prevent the transaction from taking place. If a small minority of shareholders succeed in obtaining what they believe to be a fair value, appraisal rights may benefit all shareholders. The downside of appraisal rights is that if enough shareholders dissented and the courts found that a transaction's terms were unfair, appraisal rights could prevent a transaction that other shareholders had already approved.
Unless a shareholder is certain that his stock is substantially undervalued in, for example, a merger transaction, initiating the appraisal process would not be worth the time, trouble, and expense. The dissenting shareholder also faces the possibility that he will receive less for his shares than the nondissenting group, which has happened.
BLANK CHECK PREFERRED STOCK.
Adviser will vote against proposals authorizing creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Adviser will vote for proposals to create blank check preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
Adviser will vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Adviser will vote against proposals to increase the number of blank check preferred shares authorized for issuance when no shares have been issued or reserved for a specific purpose.
Adviser will vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.
Preferred stock is technically an equity security, but has certain features which liken it to debt instruments, such as fixed dividend payments, seniority of claims status over common stock and, in most cases, no voting rights (except on matters that affect the seniority of preferred stock as a class). The terms of "blank check" preferred stock give the board of directors the power to issue shares of preferred stock at their discretion--with voting, conversion, distribution, and other rights to be determined by the board at the time of issue.
SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK. Adviser will vote for shareholder proposals to have blank check preferred stock placements, other than those issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
DEBT RESTRUCTURINGS.
Adviser will vote on proposals to increase common and/or preferred stock and to issue shares as part of a debt restructuring on a case-by-case basis. Factors which Adviser will consider when review debt restructurings proxies include dilution of ownership interest, change in control of the company, and potential for the company to go bankrupt should the restructuring not be approved.
TENDER OFFER DEFENSES
SHAREHOLDER RIGHTS PLANS ("POISON PILLS").
Adviser will vote for shareholder proposals calling for a company to submit its poison pill for shareholder ratification. Adviser will generally vote against management proposals to adopt poison pills and for shareholder proposals to eliminate such poison pills. Adviser may consider supporting a poison pill if the following factors are present:
    o 20% or higher flip-in level (a flip-in provision provides that shareholders of the target company are given the right to purchase, at a discount, shares of their own company should the acquirer surpass a specified ownership threshold);

    o sunset provisions of five years or less;
    o shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and

    o no dead-hand or no-hand features.
FAIR PRICE PROVISIONS.
Adviser will vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Adviser will vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, a bidder for the company must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between 5 to 20 percent of outstanding shares) that triggered the provision. This requirement tends to make the cost of acquisition prohibitively expensive. An acquirer may avoid such a pricing requirement by obtaining the support of at least a majority of disinterested shares (fair price provisions often require a supermajority vote requirement that may effectively prevent an acquirer from obtaining relief from shareholders). GREENMAIL.
Adviser will vote for proposals to adopt antigreenmail charter or bylaw amendments or to otherwise eliminate a company's ability to make greenmail payments.
Adviser will vote on a case-by-case basis regarding antigreenmail proposals when they are bundled with other charter or bylaw amendments. Greenmail payments are targeted stock repurchases by management from a party seeking control of the company, usually at a substantial premium over the market value of the shares. PALE GREENMAIL.
Adviser will generally vote on a case-by-case basis for restructuring plans that involve the payment of pale greenmail. Pale greenmail is nothing more than an effort by management and greenmailers to disguise the true nature of their transaction behind the veil of a restructuring or public share acquisition (as opposed to a targeted share acquisition). In general, the company will acquire all the shares of a certain shareholder(s) and then buy back a percentage of the remaining shares outstanding at an amount equal to or greater than the purchase price of the investor who targeted the company. Normally, this will result in a drop in the share value following the transaction that is greater than any premium received. However, since pale greenmail is typically disguised as part of a restructuring effort, it is not easily discovered. Even when discovered, the benefits to the proposed restructuring may outweigh the negative effects of the proposed share repurchase. Therefore, Adviser will evaluate restructuring plans that include the payment of pale greenmail on a case-by-case basis. UNEQUAL VOTING RIGHTS.
Adviser will vote against proposals that would create different classes of stock with unequal voting rights, such as dual class exchange offers and dual class recapitalizations.
Adviser adheres to the "one share, one vote" philosophy: all holders of common equity must be treated equally.
SUPERMAJORITY VOTE REQUIREMENTS.
Adviser will vote against management proposals to require a supermajority shareholder vote to approve charter or bylaw amendments or to approve mergers and other significant business combinations.
Adviser will vote for shareholder proposals to lower such supermajority requirements.
WHITE SQUIRE PLACEMENTS.
Adviser will vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes. White Squire Placements are placements of large blocks of corporate securities, or blank check preferred stock, with friendly third parties. This practice was followed by a series of placements done before a tender offer was threatened - the white squire placement - either to a private investor, a company's ESOP, another corporation or to an investment fund. These placements may possibly dilute existing shareholders' equity and voting positions.
PROPOSALS DESIGNED TO DISCOURAGE MERGERS AND ACQUISITIONS IN ADVANCE. Adviser will generally vote against proposals that direct board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids, unless the Adviser's investment mandate from the client directs Adviser to consider social implications of the account's investments. These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc. would have to be considered along with those of the shareholder. These proposals may be worded:
"amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal." Directors are elected primarily to promote and protect shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests.
STATE TAKEOVER STATUTES.
Adviser will vote for proposals to opt out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, and disgorgement provisions) that are harmful to the long-term interests of shareholders.
Control Share Acquisition Statutes are a prevalent form of state-sponsored antitakeover legislation. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds (e.g., for Pennsylvania companies, those thresholds are 20%, 33%, and 50%). Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested investors. Control Share Cash-Out Statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.
Freezeout Provisions force an investor who surpasses a certain ownership threshold in a company (usually between ten percent and 20 percent) to wait a specified period of time (usually two to five years) before gaining control of the company.
Fair Price Provisions contain a requirement that board and shareholder approval be obtained for all takeover bids that do not meet predetermined fair price standards.
Stakeholder laws permit directors, when taking action, to weigh the interests of constituencies other than shareholders - including bondholders, employees, creditors, customers, suppliers, the surrounding community, and even society as a whole - in the process of corporate decision making. In other words, such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.
Disgorgement Provisions require that an acquirer or potential acquirer of more than a certain percentage of a company's stock pay back, or disgorge to the company, any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profit provisions.
Antitakeover laws tend to entrench management by making it difficult to effect a change in control of the corporation. Such laws are often not in the best interests of the institutional investor because they decrease the chances of realizing full shareholder value.
MISCELLANEOUS CORPORATE GOVERNANCE ISSUES
SHARE REPURCHASE PROGRAMS.
Adviser will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. REDUCING PAR VALUE OF COMMON STOCK.
Adviser will vote for management proposals to reduce the par value of common stock.
STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS.
Adviser will vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.
REVERSE STOCK SPLITS.
Adviser will vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced or to avoid delisting. Adviser will vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.
A reverse stock split is an exchange of a greater number of shares for a lesser number to increase the share price. The objective typically is to place the company's shares in an optimal trading range. How could the number of authorized common shares increase to more than 100 percent of existing authorized shares in a reverse stock split, which should reduce the number of shares of common stock? Many companies reduce the number of outstanding shares of common stock through a reverse stock split but fail to reduce proportionately the number of shares authorized for issue. The result may effectively be a large increase in authorized share, in which case Adviser will evaluate the proposal as if it were a request for additional authorized shares. In extraordinary cases, Adviser will approve an increase in authorized shares resulting from a reverse split which would create a number of available shares in excess of the threshold amount if delisting of the company's stock is imminent and would result in greater harm to Adviser than the excessive share authorization.
INCREASE AUTHORIZED COMMON STOCK.
Adviser will vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance after analyzing the company's industry and performance in terms of shareholder returns.

Adviser will vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Authorized common shares allow management to issue new stock in the future for ordinary business purposes such as raising new capital, funding stock compensation programs, funding business acquisitions, implementing stock splits, and paying stock dividends. (By contrast, outstanding common shares are the common stock that has been issued by the company.) Corporations typically request a large enough number of authorized shares to provide for projected needs as well as for unexpected financing needs and unanticipated opportunities. Continually seeking shareholder approval of additional stock authorizations each time a need to issue shares for ordinary business purposes arises would be costly and impractical.
When faced with a request to increase authorized common shares, Adviser will examine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after giving effect to the requested increase. Adviser recognizes that patterns of utilization of authorized common shares vary from industry to industry. Within a given industry, companies that have posted superior shareholder returns should be given more latitude with respect to capital stock increases than lesser-performing companies. Companies that have used authorized shares for stock splits and stock option plans with reasonable levels of dilution and value transfer should be given further leeway. Institutional Shareholder Services (ISS) compiles data on common stock proposals for companies comprising 98 percent of the investable U.S. equity market. Companies are classified into one of ten peer groups, and ISS divides companies within each peer group into four quartiles based on three-year total shareholder returns. An 11th peer group is designated for rapidly growing companies whose shares have recently become publicly traded. An "allowable increase" for a company is set within each quartile, with the largest allowable increases for top quartile performers and the smallest for bottom quartile companies. This allowable increase represents the maximum permitted number of available shares as a percentage of authorized shares after giving effect to the requested increase. Adviser recommends votes against proposals to increase the number of authorized common shares when the available shares on a post-increase basis exceeds the allowable increase. Proposals to increase authorized common shares are supported when the available shares after giving effect to the increase falls within the allowable increase. Adviser recommends votes for increases beyond the allowable increase when a company's shares are on the verge of being delisted or if a company's ability to continue as a going concern is uncertain.

CHANGING CORPORATE NAME.
Adviser will generally vote for management proposals to change the corporate name.
REINCORPORATION PROPOSALS.
Adviser will generally vote for reincorporation proposals that are supported by sound business reasons and that do not significantly reduce shareholder rights or management accountability; otherwise, Adviser will generally vote against reincorporation proposals.
CONFIDENTIAL VOTING.
Adviser will vote for proposals calling for corporations to adopt confidential voting, use independent vote tabulators, and use independent inspectors of election.
EQUAL ACCESS.
Adviser will vote for shareholder proposals that would allow significant shareholders equal access to management's proxy material (i) to evaluate and propose voting recommendations on proxy proposals and director nominees or (ii) to nominate their own candidates to the board.
Equal access proposals seek to include a shareholder's perspective within the company's proxy statement. These proposals are designed to "even the playing field" in the proxy system by providing large company shareholders opportunity to discuss in the proxy statement the merits of management's director nominees, nominate and profile director candidates, and discuss other management-sponsored proposals.
BUNDLED PROPOSALS.
Adviser will vote on bundled proposals on a case-by-case basis, voting for bundled proposals of which the combined effect is positive and against all others.
A bundled proposal refers to any proxy proposal that includes a number of separate elements. Some bundled proposals are fair and straightforward, involving various elements that belong together both logically and functionally. However, certain bundled proxy proposals combine unrelated issues that should be presented as separate voting items. Some companies have deliberately used these types of proposals to manipulate the vote in order to pass a questionable proposal by bundling it with a proposal(s) that would likely pass on its own - a strategy similar to the use of riders and amendments in legislative packages. SHAREHOLDER ADVISORY COMMITTEES.
Adviser will vote on proposals to establish shareholder advisory committees on a case-by-case basis after consideration of the potential benefits and disadvantages of the proposals.
ANNUAL MEETING LOCATION.
Adviser will normally vote against shareholder proposals to hold annual meetings somewhere other than where management desires.
DISCLOSURE.
Adviser will vote against proposals that would require any kind of government-related disclosure, such as the release of information on a corporation's military contracts, or any other unnecessary disclosure of business records.
investment company PROXIES
This section of the proxy guidelines relates to both open-end and closed-end investment companies. Open-end investment companies have no set limit on the number of shares they may issue. The value of an open-end fund's shares is determined solely by dividing the value of that fund's portfolio by the number of shares outstanding. Closed-end funds, on the other hand, have a capital stock structure akin to that of operating companies, as the number of shares they may issue is fixed. The shares of these funds trade on an exchange like other stocks and may be more or less valuable than the value of the fund's portfolio. The primary advantage of closed-end funds is that (1) they can be fully invested with far fewer liquidity concerns; and (2) they do not have to maintain the same level of liquidity as open-end funds, which must be able to redeem shares at the request of their investors. At the time this Proxy Voting Policy was adopted, Adviser did not manage any closed-end funds. However, issues relevant to closed-end funds are covered for the sake of completeness.
There are a few proxy issues that relate specifically to closed-end funds. Those will be noted below. ELECTION OF DIRECTORS.
Adviser votes on director nominees will be evaluated on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; compensation of directors within the fund and family of funds; and, attendance at board and committee meetings. Adviser will generally follow the same criteria used in the election of directors for a publicly traded corporation as discussed above.
APPROVE NEW CLASSES OR SERIES OF SHARES
Adviser will vote for the establishment of new classes or series of shares.

INVESTMENT ADVISORY AGREEMENTS.
Adviser will vote investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; investment performance compared with peers; and magnitude of fee increase.
Issues that can come up in these proxies are advisory fees, which will be evaluated based on the proposed fee change as it relates to variations in asset size, the fee change relative to fund performance, the fee structure of peers, and the nature of the fund's investment profile. Another issue is changing advisors from the fund to a subsidiary of the advisers or changing the advisory agreement due to a change in the structure or purpose of the fund.
CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION Adviser will vote proposals to change a fundamental restriction to a nonfundamental restriction on a case-by-case basis, considering the following factors: the fund's target investments; the reasons given by the fund for the change; and, the projected impact of the change on the portfolio. Fundamental investment restrictions are limits proscribed in the fund's charter document that determine the investment practices of the fund. Such restrictions may only be amended or eliminated with shareholder approval. Nonfundamental investment restrictions, by contrast, may be altered by the board of trustees.
CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL Adviser will vote proposals to change a fund's fundamental investment objective to nonfundamental on a case-by-case basis. Although it is generally undesirable for funds to change their investment objective arbitrarily, it may be acceptable to avoid the expense and uncertainty of future shareholder votes if the ability of the fund to thereafter change its objective is subject to reasonable limits and oversight by the Board.
CHANGE IN FUND'S SUBCLASSIFICATION
Adviser will vote changes in a fund's subclassification on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and, consolidation in target industry. Occasionally a fund will seek shareholder approval to change its subclassification from a diversified to a nondiversified investment fund under the Investment Company Act of 1940. The fund's manager recommends such a change because it believes that the diversification requirements of the Act are constraining and that the fund's performance could benefit from the change.
NAME CHANGE PROPOSALS
Adviser will vote name change proposals on a case-by-case basis, considering the following factors: political/economic changes in the economic market; bundling with quorum requirements; bundling with asset allocation changes; and, consolidation in target market.
CHANGES TO THE CHARTER DOCUMENT
Adviser will vote changes to the charter document on a case-by-case basis, considering the following factors: the degree of change implied by the proposal; the efficiencies that could result; and regulatory standards and implications. CHANGE THE FUND'S DOMICILE
Adviser will vote fund reincorporations on a case-by-case basis, considering the following factors: regulations of both states; required fundamental policies of both states; and, increased flexibility available. CONVERT CLOSED-END FUND TO OPEN-END FUND [CLOSED-END FUNDS ONLY] Adviser will vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which fund invests; measures taken by the board to address the discount; and, past shareholder activism, board activity, and votes on related proposals.
PREFERRED STOCK PROPOSALS [CLOSED-END FUNDS ONLY]
Adviser will vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose; other reasons management gives; and, possible dilution for common shares.
PROXY CONTESTS
Adviser will vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which the fund invests; measures taken by board to address the issue; and, past shareholder activism, board activity, and votes on related proposals.
DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Adviser will vote dispositions of assets/terminations/liquidations on a case-by-case basis, considering the following factors: strategies employed to save the company; the company's past performance; and, the terms of the liquidations.

AUTHORIZE BOARD TO HIRE/TERMINATE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL Adviser will generally vote on a case-by-case basis with regard to proposals authorizing the board to hire/terminate subadvisers without shareholder approval.
A fund is not currently permitted to make such changes without obtaining an exemptive order, containing specific limitations and representations, from the Securities and Exchange Commission, the terms of which restrict the fund's ability to hire/terminate subadvisers arbitrarily. DISTRIBUTION AGREEMENTS. Adviser will generally vote for proposed distribution agreements as long as the agreements do not call for an excessive fee rate. Distribution Agreements provide for what is commonly known as Rule 12b-1 fees, which are paid from net assets used to promote the sale of the fund's shares. These fees provide a means of allowing the fund to increase asset size and realize economies of scale. MASTER-FEEDER STRUCTURE
Adviser will vote for the establishment of a master-feeder structure or the investment of fund assets in an affiliated fund. Master-feeder structures allow the fund to invest its assets in a pooled portfolio with funds having similar investment objectives. Generally, these types of arrangements lead to certain economies of scale and result in reduced operating costs and, ultimately, enhanced shareholder value. Investments in an affiliated fund may benefit investment performance and are subject to SEC rules against excessive compensation.

MERGERS
Adviser will vote merger proposals on a case-by-case basis, considering the following factors: the resulting fee structure; the performance of both funds; and continuity of management personnel.
SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Adviser will vote against the establishment of a director ownership requirement. Adviser is generally in favor of director ownership of fund shares. However, in large fund complexes, it may be impractical or undesirable for directors to own shares of each fund in the complex. Therefore, Adviser believes that the terms of such a policy should be determined by the board in conjunction with the fund's management and sponsor.
SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Adviser will vote on the reimbursement of expenses on a case-by-case basis. SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISER
Adviser will vote shareholders
proposals to terminate the investment adviser on a case-by-case basis, considering the following factors: performance of the fund's NAV; and, the fund's history of shareholder relations.
SOCIAL AND ENVIRONMENTAL ISSUES.
Adviser will generally abstain from voting on proposals dealing with other social and environmental issues in instances in which the best economic interests of Adviser's clients will not be affected positively or negatively by the determination of such an issue, unless the Adviser's investment mandate from the client directs Adviser to follow a socially responsible investment strategy, in which case the Adviser vote such matters on a case-by-case basis. In situations in which the proposal would positively affect the economic interests of Adviser's clients, Adviser will generally vote for the proposal. Conversely, in situations in which the proposal would negatively affect the economic interests of Adviser's clients, Adviser will generally vote against the proposal. Where the Adviser is mandated to follow a socially responsible investment strategy, Adviser will weigh the comparative benefits to shareholders against the social interest that would be served by the proposal.
Adviser may consider the following in analyzing shareholder social proposals:
 >> whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
>> the percentage of sales, assets, and earnings affected;
>> the degree to which the company's stated position on issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
>>    whether the issues presented should be dealt with through government action or through company-specific action;
>>    whether the company has already responded in some appropriate manner to the request embodied in the proposal;
>>    whether the company's analysis and voting recommendation to shareholders is persuasive;
>> what other companies have done in response to the issue;
>> whether the proposal itself is well framed and reasonable;
>> whether implementation of the proposal would achieve the objectives sought in the proposal; and
>>    whether the subject of the proposal is best left to the discretion of the board.

PROXY VOTING REPORT
A report on "Form N-PX" of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge on the SEC website at www.sec.gov and through the Trust's website. Go to www.mtbfunds.com; select "Proxy Voting Record" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at www.sec.gov.


PORTFOLIO HOLDINGS INFORMATION
The disclosure policy of the Funds and the Advisor prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Advisor or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Funds may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. All of these service providers are identified elsewhere in the Prospectus or SAI. The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. These organizations are CDA Weisenberger and Lipper. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Advisor and of the Chief Compliance Officer of the Funds. The President of the Advisor and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party and will be given only if there is a legitimate business purpose and such disclosure is subject to a confidentiality agreement to safeguard the confidentiality of the information so that the information will be used only for the purposes for which it was furnished and otherwise protect against misuse of such information. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Advisor and its affiliates, the following procedures apply. No consideration may be received by the Funds, the Advisor, any affiliate of the Advisor or any of their employees in connection with the disclosure of portfolio holdings information. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.


BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATIONS When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Advisor looks for prompt execution of the order at a favorable price. The Advisor will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Advisor makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Funds' Board.

Investment decisions for the Funds are made independently from those of other accounts managed by the Advisor. When the Funds and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Advisor to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.


RESEARCH SERVICES
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Advisor or by affiliates of the subadvisors in advising other accounts. To the extent that receipt of these services may replace services for which the Advisor or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Advisor and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

CO-ADMINISTRATORS, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT Federated Services Company (FSC) and M&T Securities, Inc. serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. During the period May 1, 2001 through September 30, 2002, administrative services were provided for an aggregate annual fee as specified below:

Fees Payable to FSC:



Maximum                               Average Aggregate Daily Net Assets of
Administrative Fee                    the MTB Group of Funds

0.06%                                 on the first $2 billion
0.03%                                 on the next $3 billion
0.015%                                on assets in excess of $5 billion


Fees payable to M&T Securities, Inc.:



Maximum                              Average Aggregate Daily Net Assets of
Administrative Fee                   the MTB Group of Funds

0.04%                                on the first $5 billion
0.015%                               on assets in excess of $5 billion

Effective October 1, 2002, the Administrative Fee has been changed to reflect the following fee schedule: Fees Payable to FSC:



Maximum                              Average Aggregate Daily Net Assets of
Administrative Fee                   the MTB Group of Funds

0.06%                                on the first $2 billion
0.03%                                on the next $3 billion
0.02%                                on the next $2 billion
0.0125%                              on the next $3 billion
0.01%                                on assets in excess of $10 billion

Effective October 1, 2005, the Administrative Fee has been changed to reflect the following fee schedule: Fees Payable to FSC:



Maximum                              Average Aggregate Daily Net Assets of
Administrative Fee                   the MTB Group of Funds

0.04%                                on the first $2 billion
0.03%                                on the next $2 billion
0.02%                                on the next $3 billion
0.0125                               on the next $3 billion
0.01%                                on assets in excess of $10 billion


Fees Payable to M&T Securities, Inc.:



Maximum                               Average Aggregate Daily Net Assets of
Administrative Fee                    the MTB Group of Funds

0.04%                                 on the first $5 billion
0.03%                                 on the next $2 billion
0.0175%                               on the next $3 billion
0.015%                                on assets in excess of $10 billion

From time to time, FSC and its affiliates may pay out of their reasonable profits and other resources advertising, marketing and other expenses for the benefit of the Funds, and such amounts may be paid to the Advisor and its affiliates.

Prior to July 1, 2004, FSC, through its affiliate, Federated Shareholder Services Company (FSSC), a registered transfer agent, served as transfer and dividend disbursing agent to the Trust, and received a separate fee from the Fund for these transfer agency services. Boston Financial Data Services, Inc.
(BFDS) replaced FSSC as transfer agent to the Trust on July 1, 2004. The principal business address of BFDS is 2 Heritage Drive, North Quincy, MA 02171. The minimum administrative fee received during any year was $50,000 per Fund.

CUSTODIAN AND FUND ACCOUNTANT
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Funds. Foreign instruments purchased by a Fund are held by foreign banks participating in a global custody network coordinated by State Street Bank. State Street Bank and Trust Company also provides financial administration and fund accounting services to the Funds at the following annual fee, based on the Funds' average monthly net assets:



Annual Fee, billed and            Average Monthly Net Assets of the
payable monthly                   MTB Group of Funds

0.037%                            on the first $5 billion
0.034%                            on the next $5 billion
0.0315%                           on the next $10 billion
0.029%                            on assets in excess of $20 billion


In addition, for an annual fee of $4,000 per Fund, State Street Bank and Trust Company prepares two quarterly portfolio listings per year for inclusion in Form N-Q and prepares tabular or graphic presentations of the Funds' portfolio holdings and an enhanced expense disclosure example for inclusion in shareholder reports.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds' financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUNDS FOR SERVICES

                      Advisory Fee Paid/                  Brokerage                    Administrative Fee Paid/
                     Advisory Fee Waived               Commissions Paid                 Administrative Fee Waived
Funds            For the fiscal year ended         For the fiscal year ended          For the fiscal year ended

            April 30,   April 30,   April 30,  April 30,  April 30,   April 30,   April 30,   April 30,    April 30,
              2005        2004        2003       2005       2004       2003         2005         2004        2003
Maryland    $843,639    $863,280    $826,043      $0         $0         $0       $78,082      $95,557      $133,381
Municipal   $227,397    $127,811    $175,084                                        $0           $0            $0
Bond Fund

12b-1 and Shareholder Services Fees



                               For the fiscal year ended April 30, 2005

                      Shareholder Services Fees              12b-1 Fees

Fund                           Class A                         Class A

Maryland Municipal             $8,228                          $34,525
Bond Fund





HOW DO THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise Share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in a Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD
The yield of Shares of the Funds is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months.

The tax-equivalent yield of Shares of the Funds is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming a specific tax rate. The yield, effective yield and tax-equivalent yield do not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total return are given for the period ended April 30, 2005.

Yield and Effective Yield are given for the 7-day and 30-day periods ended April 30, 2005.



Maryland Municipal     30-Day Period   1 Year     5 Years        Start of
                                                              Performance on
Bond Fund                                                       11/18/1996

Class A Shares:

Total Return

Before Taxes                 NA         0.67%      4.96%          4.33%

After Taxes on
Distributions                NA         0.61%      4.95%          4.27%

After Taxes on
Distributions and
Sale of Shares               NA         1.82%      4.84%          4.28%

Yield                      3.23%         NA          NA             NA

Tax-Equivalent Yield       5.66%         NA          NA             NA

TAX EQUIVALENCY TABLES
Set forth below are samples of tax-equivalency tables that may be used in advertising and sales literature. These tables are for illustrative purposes only and are not representative of past or future performance of the Maryland Municipal Bond Fund and Virginia Municipal Bond Fund. The interest earned by the municipal securities owned by the Funds generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Funds' income may be subject to the federal AMT and state and/or local taxes.

                              TAX EQUIVALENCY TABLE
                    Taxable Yield Equivalent for 2005 State of Maryland - Including Local Income Tax


Income Tax
Bracket:
Combined Federal,
State and County       ------------    ----------     -------------      --------------    ------------     ------------
                          17.95%         22.95%          32.95%              35.95%           40.95%           42.95%
Joint Return:               $0      -   $14,601    -     $59,401     -      $119,951    -    $182,801    -      Over
                         $14,600       ----------       $119,950            $182,800         $326,450         $326,450
                                        $59,400
Single Return:              $0      -    $7,301    -     $29,701     -      $71,951     -    $150,151    -      Over
                          $7,300       ----------     -------------      --------------    ------------     ------------
                                        $29,700          $71,950            $150,150         $326,450         $326,450
Tax-Exempt Yield                                           Taxable Yield equivalent
0.50%                     0.61%          0.65%            0.75%              0.78%            0.85%            0.88%
1.00%                     1.22%          1.30%            1.49%              1.56%            1.69%            1.75%
1.50%                     1.83%          1.95%            2.24%              2.34%            2.54%            2.63%
2.00%                     2.44%          2.60%            2.98%              3.12%            3.39%            3.51%
2.50%                     3.05%          3.24%            3.73%              3.90%            4.23%            4.38%
3.00%                     3.66%          3.89%            4.47%              4.68%            5.08%            5.26%
3.50%                     4.27%          4.54%            5.22%              5.46%            5.93%            6.13%
4.00%                     4.88%          5.19%            5.97%              6.25%            6.77%            7.01%
4.50%                     5.48%          5.84%            6.71%              7.03%            7.62%            7.89%
5.00%                     6.09%          6.49%            7.46%              7.81%            8.47%            8.76%
5.50%                     6.70%          7.14%            8.20%              8.59%            9.31%            9.64%
6.00%                     7.31%          7.79%            8.95%              9.37%            10.16%           10.52%
6.50%                     7.92%          8.44%            9.69%              10.15%           11.01%           11.39%
7.00%                     8.53%          9.09%           10.44%              10.93%           11.85%           12.27%
7.50%                     9.14%          9.73%           11.19%              11.71%           12.70%           13.15%
8.00%                     9.75%          10.38%          11.93%              12.49%           13.55%           14.02%
8.50%                     10.36%         11.03%          12.68%              13.27%           14.39%           14.90%
9.00%                     10.97%         11.68%          13.42%              14.05%           15.24%           15.78%

------------------------------------------------------------------------------

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. The local income tax rate is assumed to be the maximum county rate, or 3.20%.


                              TAX EQUIVALENCY TABLE
                             Taxable Yield Equivalent for 2005 Commonwealth of Virginia
Tax Bracket:              10.00%        15.00%           25.00%              28.00%           33.00%         35.00%
Combined Federal
& State                ------------     20.750%          30.750%            33.750%          38.750%         40.750%
                         15.000%
Joint                       $0      -   $14,601   -      $59,401     -      $119,951    -    $182,801    -    Over
-----------------------  $14,600        $59,400         $119,950            $182,800         $326,450       --------
Return:                                                                                                     $326,450
Single                      $0      -   $7,301    -      $29,701     -      $71,951     -    $150,151    -    Over
-----------------------   $7,300        $29,700          $71,950            $150,150         $326,450       --------
Return:                                                                                                     $326,450
Tax-Exempt
-----------------------                                   Taxable Yield Equivalent
Yield
0.50%                     0.59%          0.63%            0.72%              0.75%            0.82%           0.84%
1.00%                     1.18%          1.26%            1.44%              1.51%            1.63%           1.69%
1.50%                     1.76%          1.89%            2.17%              2.26%            2.45%           2.53%
2.00%                     2.35%          2.52%            2.89%              3.02%            3.27%           3.38%
2.50%                     2.94%          3.15%            3.61%              3.77%            4.08%           4.22%
3.00%                     3.53%          3.79%            4.33%              4.53%            4.90%           5.06%
3.50%                     4.12%          4.42%            5.05%              5.28%            5.71%           5.91%
4.00%                     4.71%          5.05%            5.78%              6.04%            6.53%           6.75%
4.50%                     5.29%          5.68%            6.50%              6.79%            7.35%           7.59%
5.00%                     5.88%          6.31%            7.22%              7.55%            8.16%           8.44%
5.50%                     6.47%          6.94%            7.94%              8.30%            8.98%           9.28%
6.00%                     7.06%          7.57%            8.66%              9.06%            9.80%           10.13%
6.50%                     7.65%          8.20%            9.39%              9.81%            10.61%          10.97%
7.00%                     8.24%          8.83%           10.11%              10.57%           11.43%          11.81%
7.50%                     8.82%          9.46%           10.83%              11.32%           12.24%          12.66%
8.00%                     9.41%         10.09%           11.55%              12.08%           13.06%          13.50%
8.50%                     10.00%        10.73%           12.27%              12.83%           13.88%          14.35%
9.00%                     10.59%        11.36%           13.00%              13.58%           14.69%          15.19%

-----------------------------------------------------------------------
Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:

| references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

| charts, graphs and illustrations using the Funds' returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

| discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

| information about the mutual fund industry from sources such as the Investment Company Institute.

The Funds may compare their performance, or performance for the types of securities in which they invest, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

| Lipper, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time. From time to time, the Government Fund, the Maryland Municipal Bond Fund and the Virginia Municipal Bond Fundwill quote their Lipper rankings in the "General U.S. Government Funds", "Maryland Municipal Bond Funds" or the "Virginia Municipal Bond Funds" categories, respectively, in advertising and sales literature.

| Lehman Brothers 5 Year Municipal Bond Index is a widely recognized index of intermediate investment-grade tax-exempt bonds.

| Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 6-8 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the AMT.

| Lehman Brothers 10 Year Municipal Bond Index is a widely recognized index of long-term investment-grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds, and prefunded bonds with maturities between eight and twelve years.

| iMoneyNet, formerly IBC Financial Data, is the leading provider of information on money market mutual funds. The company, a subsidiary of Informa Financial Information, Inc., has published Money Fund Report, an industry-leading weekly newsletter since 1975, and has produced Money Fund Vision, a database software package, since 1993.

| Bank Rate Monitor National Index, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading banks and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

| Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than l,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, a Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as federally insured bank products, including time deposits, bank savings accounts, certificates of deposit, and Treasury bills, and to money market funds using the Lipper, Inc. money market instruments average. Unlike federally insured bank products, the Shares of the Funds are not insured. Unlike money market funds, which attempt to maintain a stable NAV, the NAV of the Shares fluctuates. Advertisements may quote performance information which does not reflect the effect of any applicable sales charges.

FINANCIAL INFORMATION


The Financial Statements for the Maryland Municipal Bond Fund for the fiscal year ended April 30, 2005 are incorporated by reference to the Annual Reports to Shareholders of the MTB Group of Funds dated April 30, 2005.

INVESTMENT RATINGS


STANDARD AND POOR'S

Long-Term Debt Rating Definitions
AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


Commercial Paper (CP) Ratings
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


Short-Term Municipal Obligation Ratings
A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.


Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBs) Ratings S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)


MOODY'S INVESTORS SERVICE, INC.

Long-Term Bond Rating Definitions
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Commercial Paper Ratings
P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Short-Term Municipal Obligation Ratings
Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBs) Ratings Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.


FITCH RATINGS

Long-Term Debt Rating Definitions
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.


Short-Term Debt Rating Definitions
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


Commercial Paper Rating Definitions
FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.


LONG-TERM DEBT RATINGS
NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.

Other Considerations

Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

------------------------------------------------------------------------------


CLASS A SHARES

MTB Maryland Municipal Bond Fund

MTB Virginia Municipal Bond Fund




ADDRESSES


Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829


Investment Advisor
MTB Investment Advisors, Inc.
100 East Pratt Street
17th Floor
Baltimore, MD 21202

Co-Administrator
Federated Services Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Co-Administrator

M&T Securities, Inc.
One M&T Plaza
Buffalo, NY 14203

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

Custodian and Fund Accountant
State Street Bank and Trust Company
P.O. Box 8609
Boston, MA 02266-8609


Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

APPENDIX

The following is a list of persons other than the Advisor and its affiliates that may receive nonpublic portfolio holdings information concerning the Funds:


CUSTODIAN, FUND ACCOUNT AND SECURITIES LENDING AGENT
State Street Bank and Trust Company


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP


LEGAL COUNSEL
Dickstein Shapiro Morin & Oshinsky LLP


SERVICE PROVIDERS
Evaluation Associates LLC
Wiesenberger


SECURITY PRICING SERVICES
Bloomberg
Bridge
FRI Corporation
FT Interactive Data
ITG
Merrill Lynch Securities Pricing Service
Reuters
S&P
Telerate
Telesphere
Thomson/ILX


RATINGS AGENCIES
Not applicable

PERFORMANCE REPORTING/PUBLICATIONS
Thomson Financial/ Vestek (Evaluation Associates)
ICI
RR Donnelly
Lipper
Standard & Poor's
Hartford Life
Morningstar
Bloomberg
Vickers

TRANSFER AGENT

Boston Financial Data Services, Inc.


OTHER
Reed Smith LLP